EXHIBIT 99.5

PRO FORMA VALUATION UPDATE REPORT
MUTUAL HOLDING COMPANY STOCK OFFERING

MALVERN FEDERAL BANCORP, INC.
Paoli, Pennsylvania

PROPOSED MID-TIER HOLDING COMPANY FOR:
MALVERN FEDERAL SAVINGS BANK
Paoli, Pennsylvania

Dated As Of:
January 25, 2008

Prepared By:

RP® Financial, LC.
1700 North Moore Street
Suite 2210
Arlington, Virginia 22209

RP® FINANCIAL, LC.

Financial Services Industry Consultants

January 25, 2008

Board of Directors
Malvern Federal Savings Bank
42 East Lancaster Avenue
Paoli, Pennsylvania 19301

Members of the Board of Directors:

          We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock that has been offered in connection with the plan of stock issuance described below.

          This updated appraisal is furnished pursuant to the conversion regulations promulgated by the Office of Thrift Supervision (“OTS”). Specifically, this Appraisal has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” as set forth by the OTS, and applicable regulatory interpretations thereof. Our original appraisal report, dated December 7, 2007 (the “Original Appraisal”) is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

          The Board of Directors of Malvern Federal Savings Bank (“Malvern Federal” or the “Bank”) has adopted a plan of reorganization and plan of stock issuance, pursuant to which the Bank will reorganize into a federal mutual holding company structure. As part of the plan of reorganization, the Bank will convert from a federally-chartered mutual savings bank to a federally-chartered stock savings bank and will become a wholly-owned subsidiary of Malvern Federal Bancorp, Inc. (“Bancorp”), a federally-chartered mid-tier holding corporation. Bancorp will issue a majority of its common stock to Malvern Federal Mutual Holding Company (the “MHC”), a federally-chartered mutual holding company, and sell a minority of its common stock to the public. It is anticipated that the public shares will be offered in a subscription offering to the Bank’s Eligible Account Holders, Employee Stock Ownership Plan, Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory requirements governing mutual-to-stock conversions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the shares may be offered for sale in a community offering and/or a syndicated community offering. In addition, as part of the reorganization, the Bank will form the Malvern Federal Charitable Foundation (the “Foundation”) to further the Bank’s commitment to the local community. The Foundation will be funded with stock equal to 2% of the stock to be issued in the reorganization The total shares offered for sale to the public and issued to the Foundation will constitute a minority of Bancorp’s stock (49.0% or less).

Washington Headquarters
Rosslyn Center	Telephone: (703) 528-1700
1700 North Moore Street, Suite 2210	Fax No.: (703) 528-1788
Arlington, VA 22209	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com

RP® Financial, LC. Boards of Directors January 25, 2008 Page 2

          This updated appraisal reflects the following noteworthy items: (1) a review of recent developments in Malvern Federal’s financial condition, including financial data through December 31, 2007; (2) an updated comparison of Malvern Federal’s financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; and (3) a review of stock market conditions since the date of the Original Appraisal.

          The estimated pro forma market value is defined as the price at which Bancorp’s common stock, immediately upon completion of the public stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

          Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

Discussion of Relevant Considerations

1. Financial Results

                    Table 1 presents summary balance sheet and income statement details for the twelve months ended September 30, 2007 and updated financial information through December 31, 2007. Malvern Federal’s assets decreased by $9.7 million or 17.6% from September 30, 2007 to December 31, 2007. Asset shrinkage during the quarter resulted from the sale of the held for sale loan portfolio, which equaled $9.3 million at September 30, 2007, and a decrease in cash and investments. Asset shrinkage was partially offset by growth of the loans receivable portfolio. Overall, loans receivable increased from $466.2 million or 84.5% of assets at September 30, 2007 to $484.0 million or 89.3% of assets at December 31, 2007, while over the same time period cash and investments (inclusive of FHLB stock) decreased from $54.1 million or 9.8% of assets to $35.5 million or 6.5% of assets.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 3

Table 1
Malvern Federal Savings Bank
Recent Financial Data

	At September 30, 2007		At December 31, 2007
	Amount	Assets	Amount	Assets

	($000)	(%)	($000)	(%)

Balance Sheet Data
Total assets	$551,932	100.0%	$542,205	100.0%
Cash, cash equivalents	18,967	3.4	9,539	1.8
Investment securities	30,577	5.5	21,470	4.0
Loans receivable, net	466,192	84.5	483,969	89.3
Loans held for sale	9,259	1.7	—	0.0
FHLB stock	4,560	0.8	4,472	0.8
Deposits	433,488	78.5	425,251	78.4
Borrowings	71,387	12.9	68,030	12.5
Total equity	44,039	8.0	44,696	8.2

	12 Months Ended September 30, 2007		12 Months Ended December 31, 2007

	Amount	Avg. Assets	Amount	Avg. Assets

	($000)	(%)	($000)	(%)

Summary Income Statement
Interest income	$32,769	6.11%	$32,916	6.21%
Interest expense	(19,235)	(3.59)	(19,626)	(3.70)

Net interest income	13,534	2.52	13,290	2.51
Provisions for loan losses	(1,298)	(0.24)	(1,368)	(0.26)

Net interest income after provisions	12,236	2.28	11,922	2.25

Non-interest operating income	1,461	0.27	1,439	0.27
Gain (loss) on sale of invest./loans	(8)	0.00	35	0.00
Non-interest operating expense	(10,154)	(1.89)	(10,511)	(1.98)

Income before income tax expense	3,535	0.66	2,885	0.54
Income taxes	(1,123)	(0.21)	(925)	(0.17)

Net income	$2,412	0.45%	$1,960	0.37%

Sources: Malvern Federal’s prospectus, audited and unaudited financial statements, and RP Financial calculations.

                    Updated credit quality measures indicated some deterioration in the Bank’s credit quality during the quarter, as non-performing assets increased from $2.6 million or 0.47% of assets at September 30, 2007 to $6.7 million or 1.24% of assets at December 31, 2007. The increase in non-performing assets was related to an increase in non-performing loans, which increased from $2.4 million at September 30, 2007 to $6.5 million at December 31, 2007. A $3.5 million commercial real estate loan accounted for the substantial portion of the increase in the non-performing loan balance. The loan is secured by a medical office building in Philadelphia.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 4

                    Asset shrinkage funded deposit run-off as well as a reduction in borrowings during the quarter ended December 31, 2007. Deposits decreased from $433.5 million or 78.5% of assets at September 30, 2007 to $425.3 million or 78.4% of assets at December 31, 2007, while over the same time period borrowings decreased from $71.4 million or 12.9% of assets to $68.0 million or 12.5% of assets. Malvern Federal’s equity increased from $44.0 million to $44.7 million during the quarter ended December 31, 2007. Asset shrinkage combined with the capital growth provided for an increase in the equity-to-assets ratio from 8.0% at September 30, 2007 to 8.2% at December 31, 2007.

                    Malvern Federal’s operating results for the twelve months ended September 30, 2007 and December31, 2007 are also set forth in Table 1. The Bank’s reported earnings decreased from $2.4 million or 0.45% of average assets for the twelve months ended September 30, 2007 to $2.0 million or 0.37% of average assets for the twelve months ended December 31, 2007. Higher operating expenses accounted for most of the decline in the Bank’s updated earnings.

                    Malvern Federal’s net interest income to average assets ratio decreased from 2.52% during the twelve months ended September 30, 2007 to 2.51% during the twelve months ended December 31, 2007. The slight reduction in the net interest income ratio was the result of a narrower interest rate spread, as the Bank maintained a lower yield on interest-earning assets and a higher cost of funds during the quarter ended December 31, 2007 compared to the year ago quarter. Overall, the Bank’s interest rate spread narrowed from 2.36% during the quarter ended December 31, 2006 to 2.07% during the quarter ended December 31, 2007.

                    Higher operating expenses accounted for most of the reduction in the Bank’s updated earnings and as a percent of average assets increased from 1.89% during the twelve months ended September 30, 2007 to 1.98% during the twelve months ended December 31, 2007. Overall, Malvern Federal’s slightly lower net interest income ratio and slightly higher operating expense ratio provided for a lower updated expense coverage ratio (net interest income divided by operating expenses) of 1.27x for the twelve months ended December 31, 2007, versus a comparable ratio of 1.33x for the twelve months ended September 30, 2007.

                    Non-interest operating income reflected little change in the Bank’s updated earnings, with such income amounting to 0.27% of average assets for both twelve month periods shown in Table 1. Overall, when factoring non-interest operating income into core earnings, the Bank’s updated efficiency ratio of 71.2% (operating expenses, net of goodwill amortization, as a percent of net interest income and non-interest operating income) was also slightly less favorable than the 67.7% efficiency ratio recorded for the twelve months ended September 30, 2007. As the result of a $43,000 gain recorded on the sale of $9.3 million of loans held for sale during the quarter ended December 31, 2007, gains and losses on the sale of loans and investments improved from a nominal loss during the twelve months ended September 30, 2007 to a nominal gain for the twelve months ended December 31, 2007.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 5

                    Loan loss provisions increased from $1.3 million or 0.24% of average assets for the twelve months ended September 30, 2007 to $1.4 million or 0.26% of average assets for the twelve months ended December 31, 2007. The slightly higher loan loss provisions established during the most recent twelve month period was largely in connection with the loan growth recorded during the quarter. The spike up in the non-performing loan balance during the quarter ended December 31, 2007 was largely attributable to one $3.5 million loan being placed on non-accrual status, which was taken into consideration in the $852,000 of loan provisions established during the fourth quarter of fiscal 2007. As of December 31, 2007, the Bank maintained valuation allowances of $4.7 million, equal to 71.3% of non-performing loans.

                    The Bank’s effective tax rate equaled 31.77% and 32.06% during the twelve month periods ended September 30, 2007 and December 31, 2007, respectively. As set forth in the Original Appraisal, the Bank’s marginal effective statutory tax rate approximates 38.5%.

2. Peer Group Financial Comparisons

                    Tables 2 and 3 present the financial characteristics and operating results for Malvern Federal, the Peer Group and all publicly-traded thrifts. The Bank’s and the Peer Group’s ratios are based on financial results through December 31, 2007 and September 30, 2007, respectively.

                    In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal. Consistent with the Original Appraisal, the Bank’s updated interest-earning asset composition reflected a higher concentration of loans and a lower concentration of cash and investments. Overall, the Bank continued to maintain a slightly higher level of interest-earning assets than the Peer Group, as updated interest-earning assets-to-assets ratios equaled 95.9% and 94.0% for the Bank and the Peer Group, respectively.

                    The updated mix of deposits and borrowings maintained by Malvern Federal and the Peer Group also did not change significantly from the Original Appraisal. Malvern Federal’s funding composition continued to reflect slightly higher concentrations of deposits and borrowings, relative to the comparable Peer Group measures. Updated interest-bearing liabilities-to-assets ratios equaled 90.9% and 82.9% for the Bank and the Peer Group, respectively. Malvern Federal posted an updated tangible equity-to-assets ratio of 8.2%, which remained below the comparable Peer Group ratio of 15.4%. Overall, Malvern Federal’s updated interest-earning assets-to-interest-bearing liabilities (“IEA/IBL”) ratio equaled 105.5%, which remained below the comparable Peer Group ratio of 113.4%. As discussed in the Original Appraisal, the additional capital realized from stock proceeds should serve to increase Malvern Federal’s IEA/IBL ratio, as the level of interest-bearing liabilities funding assets will be lower due to the increase in capital realized from the offering and the net proceeds realized from the offering will be primarily deployed into interest-earning assets.

RP® Financial, LC.
Board of Directors
January 25, 2008

Table 2
Balance Sheet Composition and Growth Rates
Comparable Institution Analysis
As of September 30, 2007

		Balance Sheet as a Percent of Assets

		Cash & Equivalents	MBS & Invest	Loans	Deposits	Borrowed Funds	Subd. Debt	Net Worth	Goodwill & Intang	Tng Net Worth	MEMO: Pref.Stock

Malvern Federal Savings Bank
December 31, 2007		1.8%	4.8%	89.3%	78.4%	12.5%	0.0%	8.2%	0.0%	8.2%	0.0%

All Public Companies
Averages		3.7%	20.2%	70.5%	67.9%	18.0%	0.6%	12.3%	1.0%	11.3%	0.0%
Medians		2.7%	18.6%	72.1%	68.8%	16.6%	0.0%	10.5%	0.1%	9.4%	0.0%

State of PA
Averages		3.9%	32.7%	57.6%	63.0%	22.9%	0.8%	12.1%	1.5%	10.6%	0.0%
Medians		2.0%	28.1%	62.0%	66.2%	19.8%	0.0%	10.1%	0.4%	6.9%	0.0%

Comparable Group
Averages		3.3%	29.6%	61.1%	75.0%	7.6%	0.3%	15.9%	0.5%	15.4%	0.0%
Medians		2.8%	32.9%	55.7%	74.1%	6.4%	0.0%	16.0%	0.0%	16.0%	0.0%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	2.4%	20.2%	72.9%	73.5%	2.4%	0.0%	21.8%	0.0%	21.8%	0.0%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	2.9%	37.7%	54.6%	71.1%	5.7%	0.0%	22.2%	0.0%	22.2%	0.0%
COBK	Colonial Bank MHC of NJ (44.9)	2.7%	40.5%	52.7%	87.2%	3.8%	0.0%	8.6%	0.0%	8.6%	0.0%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	4.6%	34.4%	56.7%	78.4%	4.0%	0.0%	17.0%	0.0%	17.0%	0.0%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	2.3%	31.4%	60.8%	67.4%	16.0%	0.0%	15.0%	0.0%	15.0%	0.0%
MGYR	Magyar Bancorp MHC of NJ (45.1)(1)	1.1%	10.1%	80.6%	77.9%	10.6%	0.0%	10.2%	0.0%	10.2%	0.0%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	4.1%	10.9%	80.6%	71.0%	15.0%	2.6%	10.4%	0.0%	10.4%	0.0%
ONFC	Oneida Financial MHC of NY (43.9)	5.5%	25.7%	54.6%	76.5%	11.1%	0.0%	11.4%	5.0%	6.4%	0.0%
PBIP	Prudential Bancorp MHC PA (40.5)	2.6%	48.4%	46.2%	74.7%	7.1%	0.0%	17.1%	0.0%	17.1%	0.0%
ROMA	Roma Financial Corp MHC of NJ (31.0)	5.3%	36.4%	51.3%	72.6%	0.7%	0.0%	25.4%	0.1%	25.3%	0.0%

		Balance Sheet Annual Growth Rates							Regulatory Capital

		Assets	MBS, Cash & Investments	Loans	Deposits	Borrows. &Subdebt	Net Worth	Tng Net Worth	Tangible	Core	Reg.Cap.

Malvern Federal Savings Bank
December 31, 2007		3.89%	-11.85%	4.91%	4.58%	-3.22%	6.80%	6.80%	8.21%	8.21%	11.53%

All Public Companies
Averages		5.22%	-1.66%	7.29%	4.85%	1.89%	0.65%	-0.33%	10.86%	10.70%	17.50%
Medians		3.71%	-4.00%	5.93%	3.32%	0.14%	0.20%	-0.22%	9.35%	9.23%	14.55%

State of PA
Averages		2.07%	-1.41%	4.94%	-2.60%	0.97%	4.84%	4.64%	9.76%	9.06%	18.13%
Medians		0.38%	-5.07%	5.40%	1.03%	0.29%	1.57%	3.43%	9.04%	8.13%	15.80%

Comparable Group
Averages		4.00%	-4.13%	8.46%	6.61%	-9.11%	-0.69%	-1.96%	12.94%	12.94%	25.49%
Medians		1.05%	-8.64%	7.27%	1.85%	-10.74%	-0.18%	-1.80%	12.41%	12.41%	24.25%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	-4.32%	-16.22%	-0.69%	5.96%	-81.24%	6.62%	6.62%	17.20%	17.20%	24.30%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	-3.75%	-14.72%	0.88%	0.27%	-25.52%	-8.84%	-8.84%	18.24%	18.24%	46.81%
COBK	Colonial Bank MHC of NJ (44.9)	15.85%	10.32%	19.16%	20.72%	-29.12%	1.80%	1.80%	8.22%	8.22%	16.26%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	-2.84%	-23.76%	19.54%	-3.36%	0.00%	3.47%	3.47%	12.62%	12.62%	25.14%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	1.72%	-7.14%	5.44%	-1.49%	26.40%	-2.60%	-2.60%	12.20%	12.20%	24.20%
MGYR	Magyar Bancorp MHC of NJ (45.1)(1)	7.15%	13.85%	5.98%	10.31%	-2.97%	-1.01%	-1.01%	NA	NA	NA
OSHC	Ocean Shore Holding MHC of NJ (44.0)	7.24%	-15.51%	12.17%	0.29%	56.48%	0.66%	0.66%	10.52%	10.52%	18.89%
ONFC	Oneida Financial MHC of NY (43.9)	18.27%	21.87%	13.66%	29.68%	-18.51%	5.06%	-7.65%	6.98%	6.98%	10.69%
PBIP	Prudential Bancorp MHC PA (40.5)	0.38%	0.18%	-0.12%	1.94%	6.16%	-7.42%	-7.42%	17.51%	17.51%	37.66%
ROMA	Roma Financial Corp MHC of NJ (31.0)	0.35%	-10.14%	8.57%	1.76%	-22.82%	-4.63%	-4.64%	NA	NA	NA

(1) Growth rates have been annualized from available financial information.

Source:

Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable,

RP® Financial, LC.
Board of Directors
January 25, 2008

Table 3
Income as Percent of Average Assets and Yields, Costs, Spreads
Comparable Institution Analysis
For the 12 Months Ended September 30, 2007

		Net Interest Income					NII After Provis.	Other Income			Total Other Income

		Net Income	Income	Expense	NII	Loss Provis. on IEA		Loan Fees	R.E. Oper.	Other Income

Malvern Federal Savings Bank
December 31, 2007		0.37%	6.21%	3.70%	2.51%	0.26%	2.25%	0.00%	0.00%	0.27%	0.27%

All Public Companies
Averages		0.53%	5.86%	3.17%	2.70%	0.13%	2.57%	0.03%	0.00%	0.61%	0.64%
Medians		0.49%	5.80%	3.14%	2.69%	0.07%	2.56%	0.00%	0.00%	0.49%	0.51%

State of PA
Averages		0.41%	5.56%	3.20%	2.36%	0.07%	2.29%	0.01%	0.00%	0.43%	0.44%
Medians		0.50%	5.57%	3.15%	2.45%	0.06%	2.42%	0.00%	0.00%	0.44%	0.47%

Comparable Group
Averages		0.55%	5.53%	2.81%	2.72%	0.01%	2.71%	0.00%	0.00%	0.72%	0.72%
Medians		0.46%	5.35%	2.90%	2.60%	0.04%	2.66%	0.00%	0.00%	0.37%	0.38%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	0.96%	6.93%	2.67%	4.26%	0.01%	4.24%	0.00%	0.00%	0.72%	0.72%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)(1)	0.25%	4.74%	3.01%	1.73%	0.05%	1.69%	0.00%	0.00%	0.14%	0.14%
COBK	Colonial Bank MHC of NJ (44.9)	0.36%	5.35%	3.30%	2.06%	0.03%	2.02%	0.02%	0.00%	0.25%	0.27%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	0.48%	5.35%	2.88%	2.47%	-0.27%	2.74%	0.00%	0.00%	0.33%	0.33%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	0.43%	5.15%	2.53%	2.62%	0.04%	2.58%	0.00%	0.00%	0.56%	0.56%
MGYR	Magyar Bancorp MHC of NJ (45.1)	0.15%	6.27%	3.34%	2.93%	0.09%	2.85%	0.00%	0.00%	0.31%	0.31%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	0.43%	5.48%	2.91%	2.57%	0.05%	2.53%	0.00%	0.00%	0.43%	0.43%
ONFC	Oneida Financial MHC of NY (43.9)	0.82%	5.22%	2.40%	2.82%	0.01%	2.81%	0.00%	0.00%	3.77%	3.77%
PBIP	Prudential Bancorp MHC PA (40.5)	0.72%	5.70%	3.13%	2.57%	0.08%	2.49%	0.00%	0.00%	0.22%	0.22%
ROMA	Roma Financial Corp MHC of NJ (31.0)	0.89%	5.13%	1.93%	3.20%	0.05%	3.16%	0.01%	0.00%	0.42%	0.43%

		G&A/Other Exp.		Non-Op. Items		Yields, Costs, and Spreads			MEMO: Assets/ FTE Emp.	MEMO: Effective Tax Rate

		G&A Expense	Goodwill Amort.	Net Gains	Extrao. Items	Yield On Assets	Cost Of Funds	Yld-Cost Spread

Malvern Federal Savings Bank
December 31, 2007		1.98%	0.00%	0.00%	0.00%	6.39%	4.04%	2.35%	$6,863	32.06%

All Public Companies
Averages		2.49%	0.02%	0.07%	0.00%	6.23%	3.65%	2.58%	$5,704	32.30%
Medians		2.48%	0.00%	0.01%	0.00%	6.06%	3.66%	2.63%	$4,787	32.24%

State of PA
Averages		2.14%	0.04%	-0.01%	0.00%	5.89%	3.66%	2.23%	$5,966	22.06%
Medians		2.17%	0.00%	0.00%	0.00%	5.81%	3.72%	2.08%	$5,286	25.89%

Comparable Group
Averages		2.67%	0.01%	0.00%	0.00%	5.88%	3.40%	2.48%	$5,278	29.01%
Medians		2.38%	0.00%	0.00%	0.00%	5.66%	3.48%	2.41%	$5,286	28.97%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	3.52%	0.00%	0.06%	0.00%	7.24%	3.46%	3.78%	NM	36.18%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)(1)	1.53%	0.00%	0.00%	0.00%	4.98%	3.93%	1.05%	$8,897	17.37%
COBK	Colonial Bank MHC of NJ (44.9)	2.07%	0.00%	0.01%	0.00%	5.57%	3.64%	1.93%	$5,700	NM
FXCB	Fox Chase Bancorp MHC of PA (44.5)	2.51%	0.00%	-0.09%	0.00%	5.60%	3.49%	2.11%	$5,286	23.33%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	2.56%	0.00%	0.00%	0.00%	5.44%	3.05%	2.39%	$3,832	25.10%
MGYR	Magyar Bancorp MHC of NJ (45.1)	2.95%	0.00%	0.01%	0.00%	6.81%	3.78%	3.03%	$4,780	26.31%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	2.26%	0.00%	0.00%	0.00%	5.73%	3.30%	2.43%	$5,071	38.19%
ONFC	Oneida Financial MHC of NY (43.9)	5.40%	0.13%	-0.02%	0.00%	6.08%	2.78%	3.30%	$1,854	31.32%
PBIP	Prudential Bancorp MHC PA (40.5)	1.69%	0.00%	0.00%	0.00%	5.86%	3.88%	1.98%	$6,496	28.97%
ROMA	Roma Financial Corp MHC of NJ (31.0)	2.23%	0.00%	0.00%	0.00%	5.49%	2.66%	2.83%	$5,585	34.36%

(1) Income and expense information has been annualized from available financial information.

Source:

Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC. Boards of Directors January 25, 2008 Page 8

                    Updated growth rates for Malvern Federal are based on annualized growth rates for the 15 months ended December 31, 2007, while the Peer Group’s growth rates are based on growth for the twelve months ended September 30, 2007. Consistent with the Original Appraisal, updated asset growth rates showed comparable asset growth rates 3.9% and 4.0% for the Bank and the Peer Group, respectively. Asset growth for the Bank and the Peer Group was sustained by loan growth, which was in part funded by a decrease in cash and investments for both the Bank and the Peer Group.

                    Deposit growth funded the Bank’s and the Peer Group asset growth, as well as a reduction in their respective borrowings. The Peer Group’s deposit growth rate of 6.6% was slightly above the Bank’s deposit growth rate of 4.6%. Updated tangible net worth growth rates continued to reflect a stronger growth rate for the Bank (6.8% increase versus a 2.0% decrease for the Peer Group), despite the Peer Group’s higher return on assets ratio. The Peer Group’s capital growth rate continued to be depressed relative to the Bank’s capital growth rate, as the result of maintaining a high level of capital, payment of cash dividends and implementation of stock repurchases.

                    Table 3 displays comparative operating results for Malvern Federal and the Peer Group, based on their respective earnings for the twelve months ended December 31, 2007 and September 30, 2007. Updated earnings for the Bank and the Peer Group equaled 0.37% and 0.55% of average assets, respectively. Higher levels of net interest income and non-interest operating income, a lower level of loan loss provisions and a lower effective tax rate remained earnings advantages for the Peer Group, while the Bank continued to maintain an earnings advantages with respect to maintaining a lower level of operating expenses.

                    In terms of core earnings strength, updated expense coverage ratios posted by Malvern Federal and the Peer Group equaled 1.27x and 1.01x, respectively. The Bank’s stronger expense coverage ratio continued to be realized through maintenance of a lower operating expense to average assets ratio (1.98% versus 2.68% for the Peer Group), which was partially offset by the Peer Group’s higher net interest income to average assets ratio (2.72% versus 2.51% for the Bank). The Peer Group’s higher net interest income ratio was realized through maintenance of a lower interest expense ratio, which was partially offset by the Bank’s higher interest income ratio.

RP® Financial, LC. Boards of Directors January 25, 2008 Page 9

                    Non-interest operating income remained a larger source of earnings for the Peer Group, as such income amounted to 0.72% and 0.27% of the Peer Group’s and the Bank’s average assets, respectively. Accordingly, taking non-interest operating income into account in assessing Malvern Federal’s core earnings strength relative to the Peer Group’s, the Bank’s updated efficiency ratio of 71.2% remained more favorable than the Peer Group’s updated efficiency ratio of 77.6%. Net gains continued to be a nominal factor in the Bank’s and the Peer Group’s earnings.

                    Loan loss provisions remained a more significant factor in the Bank’s updated earnings, with loan loss provisions established by the Bank and the Peer Group equaling 0.26% and 0.01% of average assets, respectively.

                    Consistent with the Original Appraisal, the Bank maintained a slightly higher effective tax rate than the Peer Group. Updated effective tax rates for the Bank and the Peer Group equaled 32.06% and 29.01%, respectively.

                    The Bank’s updated credit quality measures were viewed as less favorable than the Peer Group’s measures, due to the increase in the Bank’s non-performing loan balance. As shown in Table 4, the Bank’s non-performing assets/assets and non-performing loans/loans ratios of 1.24% and 1.35%, respectively, were well above the comparable Peer Group ratios of 0.32% and 0.19%. The Bank’s updated reserve coverage ratios indicated a lower level of reserves as a percent of non-performing loans (71.3% versus 299.6% for the Peer Group) and a higher level of reserves as a percent of loans (0.96% versus 0.60% for the Peer Group). Net loan charge-offs remained a comparable factor for the Bank and the Peer Group, with net loan charge-offs as a percent of loans equal to 0.03% for the Bank and 0.05% for Peer Group.

3. Stock Market Conditions

                    Since the date of the Original Appraisal, the broader stock market has exhibited a fair amount of volatility and, in general, has declined. News of a 0.25% rate cut by the Federal Reserve sent stocks sharply lower in mid-December 2007, as some investors had hoped for a more significant rate cut. Credit worries and downgrades of several bellwether stocks also contributed to the mid-December pullback in the broader stock market. Weak economic data and expectations that fourth quarter earnings would reflect more large write-downs of subprime mortgage debt by some of the world’s largest banks weighed on stocks in year end trading.

RP® Financial, LC.
Board of Directors
January 25, 2008

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of September 30, 2007 or Most Recent Date Available

Institution		REO/ Assets	NPAs & 90+Del/ Assets	NPLs/ Loans	Rsrves/ Loans	Rsrves/ NPLs	Rsrves/ NPAs & 90+Del	Net Loan Chargoffs	NLCs/ Loans

		(%)	(%)	(%)	(%)	(%)	(%)	($000)	(%)
Malvern Federal Savings Bank		0.04%	1.24%	1.35%	0.96%	71.31%	69.07%	$156	0.03%

All Public Companies
Averages		0.12%	0.64%	0.70%	0.87%	200.29%	199.66%	$476	0.11%
Medians		0.02%	0.40%	0.45%	0.80%	138.00%	116.64%	$76	0.05%

State of PA
Averages		0.05%	0.35%	0.56%	0.85%	206.91%	173.24%	$155	0.07%
Medians		0.00%	0.37%	0.41%	0.85%	207.36%	135.01%	$13	0.01%

Comparable Group
Averages		0.05%	0.32%	0.19%	0.60%	299.61%	289.85%	$47	0.05%
Medians		0.00%	0.06%	0.06%	0.61%	125.86%	120.88%	$4	0.01%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	0.00%	0.02%	0.02%	0.63%	NA	NA	$0	0.00%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	0.00%	0.03%	0.05%	0.33%	256.23%	665.02%	$0	0.00%
COBK	Colonial Bank MHC of NJ (44.9)	0.00%	0.32%	0.61%	0.63%	105.74%	106.74%	$0	0.00%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	0.00%	0.03%	0.06%	0.74%	604.61%	NA	$0	0.00%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	0.01%	0.37%	0.45%	0.59%	125.86%	101.17%	$20	0.04%
MGYR	Magyar Bancorp MHC of NJ (45.1)	0.47%	1.90%	NA	0.97%	46.73%	45.20%	$359	0.37%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	0.00%	0.06%	0.07%	0.46%	908.10%	685.98%	$7	0.01%
ONFC	Oneida Financial MHC of NY (43.9)	0.00%	0.03%	0.05%	0.90%	NA	NA	$61	0.09%
PBIP	Prudential Bancorp MHC PA (40.5)	0.00%	0.10%	NA	0.46%	50.00%	135.01%	$0	0.00%
ROMA	Roma Financial Corp MHC of NJ (31.0)	0.00%	NA	NA	0.33%	NA	NA	$21	0.02%

Source:

Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC. Boards of Directors January 25, 2008 Page 11

                    The downward trend in stocks continued at the start of 2008, as mounting concerns about the economy, higher oil prices and news of more large write-downs taken on subprime mortgages and debt all contributed to the negative sentiment in the stock market. IBM’s strong earnings report for the fourth provided a boost to the stock market in mid-January. Stocks tumbled sharply lower heading into the second half of January on investor’s fears of more damage to come from the subprime mortgage crisis following huge fourth quarter losses reported by Citigroup and Merrill Lynch. A surprise 0.75% rate cut by the Federal Reserve on January 22, 2008 helped to limit damage from the prior day’s sell-off in the global markets, which was spurred by fears that a U.S. recession would slow economic growth in the foreign markets as well. News of a possible bond-insurance bailout triggered a sharp mid-day rebound in the Dow Jones Industrial Average (“DJIA”) the day following the rate cut, as the DJIA recovered almost 600 points from morning lows and closed up almost 300 points for the day. Following three consecutive sessions of gains, stocks closed lower at the end of the week on profit taking. On January 25, 2008, the DJIA closed at 12207.17 or 10.4% lower since the date of the Original Appraisal and the NASDAQ closed at 2326.20 or 14.0% lower since the date of the Original Appraisal.

                    Thrift stocks generally experienced further deterioration since the date of the Original Appraisal. The mid-December downturn in the broader market following the Federal Reserve’s decision to lower rates a quarter point was evidenced in the thrift sector as well. In contrast to the broader stock market, thrift stocks continued to trade lower the day following the rate cut. The weak housing market, as reflected by a sharp drop in home prices and a drop-off in mortgage application volume, along with inflation worries and predictions of massive write-downs that would be recorded in the fourth quarter were noted factors that depressed thrift stocks through the end of December.

                    The downward spiral in thrift stocks continued at the beginning of 2008, particularly the stocks of those institutions with significant exposure to the subprime mortgage market such as Countrywide Financial and Washington Mutual. Thrift stocks in general were also hurt by weak housing data and the growing prospects that the housing slump would continue throughout 2008. News of a rise in mortgage delinquencies at Countrywide and rumors of Countrywide going into bankruptcy further contributed to the slide in thrift stocks heading into mid-January. The announced acquisition of Countrywide by Bank of America had little impact on thrift stocks in general. Earnings related worries depressed thrift stocks heading into the second half of January, reflecting expectations that more significant credit quality related losses would be a widespread factor in the fourth quarter earnings reports for thrift institutions in general. Thrift stocks moved higher on the surprise rate cut by the Federal and then spiked higher along with the broader stock market the day following the rate cut. Consistent with the broader stock market, thrift stocks traded lower at the end of the week. On January 25, 2008, the SNL Index for all publicly-traded thrifts closed at 1,041.1, a decrease of 12.1% since December 7, 2007. The SNL MHC Index closed at 3,205.7 on January 25, 2008, a decrease of 7.7% since the date of the Original Appraisal.

RP® Financial, LC. Boards of Directors January 25, 2008 Page 12

                    The updated pricing measures for the Peer Group were more in line with the comparatively smaller decrease reflected in the SNL MHC Index, as compared to the larger declines reflected in the SNL Index for all publicly-traded thrifts and the updated pricing measures for all publicly-traded thrifts. The more significant decline in the market cap weighted SNL Index highlights that the large cap issues have led the downturn in thrift stocks, as many of the larger cap issues have taken large write-downs on their holdings of subprime mortgage loans and debt secured by subprime mortgages. The Peer Group’s updated pricing measures on a fully-converted basis continued to reflect higher P/E multiples and lower P/B ratios in comparison to the averages for all publicly-traded thrifts. Since the date of the Original Appraisal, the stock prices of eight out of the ten Peer Group companies were lower as of January 25, 2008. A comparative pricing analysis of the Peer Group and all publicly-traded thrifts is shown in the following table, based on market prices as of December 7, 2007 and January 25, 2008.

Average Pricing Characteristics

	At Dec. 7, 2007		At Jan. 25, 2008		% Change

Peer Group(1)
Price/Earnings (x)	28.33	x	27.73	x	(2.1)%
Price/Core Earnings (x)	28.23		27.55		(2.4)
Price/Book (%)	86.51%		84.26%		(2.6)
Price/Tangible Book(%)	89.49		87.20		(2.6)
Price/Assets (%)	22.53		21.58		(4.2)
Avg. Mkt. Capitalization ($Mil)	$164.78		$155.46		(5.7)

All Publicly-Traded Thrifts
Price/Earnings (x)	20.53	x	19.66	x	(4.2)%
Price/Core Earnings (x)	21.00		20.92		(0.4)
Price/Book (%)	117.66%		110.01%		(6.5)
Price/Tangible Book(%)	133.26		123.89		(7.0)
Price/Assets (%)	15.21		14.42		(5.2)
Avg. Mkt. Capitalization ($Mil)	$361.58		$328.65		(9.1)

                    As set forth in the Original Appraisal, the “new issue” market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book (“P/B”) ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value, whereas in the current market for existing thrifts the P/B ratio often reflects a premium to book value. Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

RP® Financial, LC. Boards of Directors January 25, 2008 Page 13

                    In general, the difficult market environment for the overall thrift market has filtered into the new issue market as well. Most of the recent conversion offerings have been closed at the midpoint or lower, although some of the recent offerings were terminated with orders falling well short of their offering ranges. As shown in Table 5, two standard conversions, two second-step conversions and three mutual holding company offerings were completed during the past three months. The mutual holding company offerings are considered to be more relevant for purposes of our analysis. Two of the three recent mutual holding company offerings were completed in January 2008 (Sound Financial of Washington and Meridian Interstate Bancorp of Massachusetts), with both offerings closing at approximately their respective midpoints. The other recent mutual holding company offering was completed in November 2007 (Northfield Bancorp of New York), with an offering equal to the top of the selling range. On a fully-converted basis, the average closing pro forma price/tangible book ratio of the recent MHC offerings equaled 76.5%. The two mutual holding company offerings completed in January traded below their IPO prices in initial trading activity, while the mutual holding company offering completed in November traded above its IPO in initial trading activity. As of January 25, 2008, Sound Financial’s stock closed 8.5% below its IPO price, Meridian Interstate’s stock price closed 4.4% below its IPO price and Northfield Bancorp’s stock price closed 2.5% above its IPO price.

                    Shown in Table 6 are the current pricing ratios for the four companies that have completed fully-converted offerings during the past three months and are traded on NASDAQ or an Exchange. Danvers Bancorp and First Advantage Bancorp were standard conversion offerings and Home Federal Bancorp and United Financial Bancorp were second-step conversion offerings. The current average P/TB ratio of the publicly-traded recent conversions equaled 82.05%.

Summary of Adjustments

In the Original Appraisal, we made the following adjustments to Malvern Federal’s pro forma value based upon our comparative analysis to the Peer Group:

RP® Financial, LC.
Board of Directors
January 25, 2008

Table 5
Pricing Characteristics and After-Market Trends
Recent Conversions Completed (Last Three Months)

			Pre-Conversion Data
											Contribution to
Institutional Information			Financial Info.		Asset Quality		Offering Information				Charitable Found.

Institution	Conver. Date	Ticker	Assets ($Mil)	Equity/ Assets (%)	NPAs/ Assets (%)	Res. Cov. (%)	Gross Proc. ($Mil.)	% Offered (%)	% of Mid. (%)	Exp./ Proc. (%)	Form	% of Offering (%)

Standard Conversions
Danvers Bancorp, Inc., MA*	1/10/08	DNBK-NASDAQ	$1,322	5.12%	0.31%	693%	$171.9	100%	132%	1.7%	C/S	350K/3.8%
First Advantage Bancorp, TN	11/30/07	FABK-NASDAQ	$219	14.70%	0.80%	114%	$53.6	100%	110%	2.7%	N.A.	N.A.

Averages - Standard Conversions:			$771	9.91%	0.56%	NM	$112.8	100%	121%	2.2%	N.A.	N.A.
Medians - Standard Conversions:			$771	9.91%	0.56%	NM	$112.8	100%	121%	2.2%	N.A.	N.A.

Second Step Conversions
Home Federal Bancorp, Inc., ID*	12/20/07	HOME-NASDAQ	$710	15.87%	0.29%	195%	$102.0	59%	85%	4.4%	N.A.	N.A.
United Financial Bancorp, Inc., MA*	12/4/07	UNBK-NASDAQ	$1,064	13.28%	0.29%	260%	$95.6	54%	85%	2.5%	N.A.	N.A.

Averages - Second Step Conversions:			$887	14.58%	0.29%	227%	$98.8	56%	85%	3.4%	N.A.	N.A.
Medians - Second Step Conversions:			$887	14.58%	0.29%	227%	$98.8	56%	85%	3.4%	N.A.	N.A.

Mutual Holding Company Conversions
Meridian Interstate Bncorp, Inc., MA*	1/23/08	EBSB-NASDAQ	$938	12.18%	0.56%	72%	$100.5	44%	100%	1.6%	S	2.99%
Sound Financial, Inc., WA*	1/9/08	SNFL-OTCBB	$237	6.77%	0.29%	118%	$13.0	44%	102%	6.2%	C/S	200K/2.27%
Northfield Bancorp, Inc., NY	11/8/07	NFBK-NASDAQ	$1,288	13.21%	0.91%	40%	$192.7	43%	132%	1.6%	C/S	3M/4.65%

Averages - Mutual Holding Company Conversions:			$821	10.72%	0.59%	77%	$102.0	44%	111%	3.1%	NA	NA
Medians - Mutual Holding Company Conversions:			$938	12.18%	0.56%	72%	$100.5	44%	102%	1.6%	NA	NA

	Averages - All Conversions:		$825	11.59%	0.49%	213%	$104.2	63%	107%	2.9%	NA	NA
	Medians - All Conversions:		$938	13.21%	0.31%	118%	$100.5	54%	102%	2.5%	NA	NA

			Insider Purchases					Pro Forma Data

Institutional Information			% Off Incl. Fdn.					Pricing Ratios(3)				Financial Charac.

			Benefit Plans				Initial Dividend Yield (%)

Institution	Conver. Date	Ticker	ESOP (%)	Recog. Plans (%)	Stk Option (%)	Mgmt.& Dirs. (%)(2)		P/TB (%)	Core P/E (x)		P/A (%)	Core ROA (%)	TE/A (%)	Core ROE (%)	IPO Price ($)

Standard Conversions
Danvers Bancorp, Inc., MA*	1/10/08	DNBK-NASDAQ	8.0%	4.0%	10.0%	2.8%	0.00%	82.3%	29.9	x	12.1%	0.4%	14.7%	2.8%	$ 10.00
First Advantage Bancorp, TN	11/30/07	FABK-NASDAQ	8.0%	4.0%	10.0%	10.0%	0.00%	68.3%	42.6	x	19.9%	0.8%	47.0%	1.6%	$ 10.00

Averages - Standard Conversions:			8.0%	4.0%	10.0%	6.4%	0.00%	75.3%	36.2	x	16.0%	0.6%	30.9%	2.2%	$ 10.00
Medians - Standard Conversions:			8.0%	4.0%	10.0%	6.4%	0.00%	75.3%	36.2	x	16.0%	0.6%	30.9%	2.2%	$ 10.00

Second Step Conversions
Home Federal Bancorp, Inc., ID*	12/20/07	HOME-NASDAQ	8.0%	3.5%	8.7%	0.6%	1.90%	87.3%	32.5	x	21.8%	0.7%	25.0%	2.7%	$ 10.00
United Financial Bancorp, Inc., MA*	12/4/07	UNBK-NASDAQ	7.9%	3.8%	9.4%	0.4%	2.30%	79.6%	35.2	x	15.5%	0.4%	19.5%	2.3%	$ 10.00

Averages - Second Step Conversions:			7.9%	3.6%	9.0%	0.5%	2.10%	83.4%	33.8	x	18.6%	0.6%	22.2%	2.5%	$ 10.00
Medians - Second Step Conversions:			7.9%	3.6%	9.0%	0.5%	2.10%	83.4%	33.8	x	18.6%	0.6%	22.2%	2.5%	$ 10.00

Mutual Holding Company Conversions
Meridian Interstate Bncorp, Inc., MA*	1/23/08	EBSB-NASDAQ	8.0%	4.0%	10.0%	1.3%	0.00%	73.7%	48.5	x	20.3%	0.3%	20.0%	1.6%	$ 10.00
Sound Financial, Inc., WA*	1/9/08	SNFL-OTCBB	8.7%	4.4%	10.9%	11.4%	0.00%	72.4%	39.4	x	11.8%	0.2%	11.2%	2.1%	$ 10.00
Northfield Bancorp, Inc., NY	11/8/07	NFBK-NASDAQ	8.7%	4.4%	10.9%	2.0%	0.00%	83.3%	30.2	x	26.8%	0.8%	21.8%	3.3%	$ 10.00

Averages - Mutual Holding Company Conversions:			8.5%	4.2%	10.6%	4.9%	0.00%	76.5%	39.4	x	19.6%	0.4%	17.7%	2.3%	$ 10.00
Medians - Mutual Holding Company Conversions:			8.7%	4.4%	10.9%	2.0%	0.00%	73.7%	39.4	x	20.3%	0.3%	20.0%	2.1%	$ 10.00

Averages - All Conversions:			8.2%	4.0%	10.0%	4.1%	0.60%	78.1%	36.9	x	18.3%	0.5%	22.7%	2.3%	$ 10.00
Medians - All Conversions:			8.0%	4.0%	10.0%	2.0%	0.00%	79.6%	35.2	x	19.9%	0.4%	20.0%	2.3%	$ 10.00

Institutional Information			Post-IPO Pricing Trends

			Closing Price:

Institution	Conver. Date	Ticker	First Trading Day ($)	% Change (%)	After First Week(4) ($)	% Change (%)	After First Month(5) ($)	% Change (%)	Thru 1/25/08 ($)	% Change (%)

Standard Conversions
Danvers Bancorp, Inc., MA*	1/10/08	DNBK-NASDAQ	$9.74	-2.6%	$9.69	-3.1%	$9.80	-2.0%	$9.80	-2.0%
First Advantage Bancorp, TN	11/30/07	FABK-NASDAQ	$11.17	11.7%	$10.70	7.0%	$10.65	6.5%	$$10.65	6.5%

	Averages - Standard Conversions:		$10.46	4.6%	$10.20	1.9%	$10.23	2.3%	$10.23	2.3%
	Medians - Standard Conversions:		$10.46	4.6%	$10.20	1.9%	$10.23	2.3%	$10.23	2.3%

Second Step Conversions
Home Federal Bancorp, Inc., ID*	12/20/07	HOME-NASDAQ	$9.88	-1.2%	$10.17	1.7%	$10.30	3.0%	$10.27	2.7%
United Financial Bancorp, Inc., MA*	12/4/07	UNBK-NASDAQ	$10.30	3.0%	$10.47	4.7%	$10.50	5.0%	$10.98	9.8%

Averages - Second Step Conversions:			$10.09	0.9%	$10.32	3.2%	$10.40	4.0%	$10.63	6.3%
Medians - Second Step Conversions:			$10.09	0.9%	$10.32	3.2%	$10.40	4.0%	$10.63	6.3%

Mutual Holding Company Conversions
Meridian Interstate Bncorp, Inc., MA*	1/23/08	EBSB-NASDAQ	$9.60	-4.0%	$9.56	-4.4%	$9.56	-4.4%	$9.56	-4.4%
Sound Financial, Inc., WA*	1/9/08	SNFL-OTCBB	$9.00	-10.0%	$9.06	-9.4%	$9.15	-8.5%	$9.15	-8.5%
Northfield Bancorp, Inc., NY	11/8/07	NFBK-NASDAQ	$10.45	4.5%	$11.67	16.7%	$10.49	4.9%	$10.25	2.5%

Averages - Mutual Holding Company Conversions:			$9.68	-3.2%	$10.10	1.0%	$9.73	-2.7%	$9.65	-3.5%
Medians - Mutual Holding Company Conversions:			$9.60	-4.0%	$9.56	-4.4%	$9.56	-4.4%	$9.56	-4.4%

Averages - All Conversions:			$10.02	0.2%	$10.19	1.9%	$10.06	0.6%	$10.09	0.9%
Medians - All Conversions:			$9.88	-1.2%	$10.17	1.7%	$10.30	3.0%	$10.25	2.5%

Note: * -	Appraisal performed by RP Financial; BOLD=RP Financial did the Conversion Business Plan. “NT” - Not Traded; “NA” - Not Applicable, Not Available; C/S-Cash/Stock.

(1)	Non-OTS regulated thrift.

(2)	As a percent of MHC offering for MHC transactions.

(3)	Does not take into account the adoption of SOP 93-6.

(4)	Latest price if offering is less than one week old.

(5)	Latest price if offering is more than one week but less than one month old.

(6)	Mutual holding company pro forma data on full conversion basis.

(7)	Simultaneously completed acquisition of another financial institution.

(8)	Simultaneously converted to a commercial bank charter.

(9)	Former credit union.

January 25, 2008

RP® Financial, LC.
Board of Directors
January 25, 2008

Table 6
Market Pricing Comparatives
Prices As of January 25, 2008

		Market		Per Share Data
		Capitalization				Pricing Ratios(3)
				Core 12 Month EPS(2)	Book Value/ Share
Financial Institution		Price/ Share(1)	Market Value			P/E	P/B	P/A	P/TB	P/Core

		($)	($Mil)	($)	($)	(x)	(%)	(%)	(%)	(x)

All Public Companies		$13.53	328.65	$0.68	$13.33	19.66x	110.01%	14.42%	123.89%	20.92x
Converted Last 3 Months (no MHC)		$10.36	149.84	$0.29	$12.72	31.96x	81.97%	17.98%	82.05%	33.45x

Converted Last 3 Months (no MHC)
DNBK	Danvers Bancorp, Inc. of MA	$9.80	$174.86	$0.34	$12.18	28.82x	80.46%	11.88%	80.66%	28.82x
FABK	First Advantage Bancorp of TN	$10.65	$56.07	$0.23	$14.65	NM	72.70%	21.22%	72.70%	NM
HOME	Home Federal Bancorp Inc. of ID	$10.02	$173.39	$0.31	$11.46	27.83x	87.43%	21.82%	87.43%	32.32x
UBNK	United Financial Bancorp of MA	$10.98	$195.05	$0.28	$12.58	39.21x	87.28%	17.02%	87.42%	39.21x

		Dividends(4)			Financial Characteristics(6)

		Amount/ share	Yield	Payout Ratio(5)	Total Assets	Equity/ Assets	NPAs/ Assets	Reported		Core

								ROA	ROE	ROA	ROE

		($)	($Mil)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)

All Public Companies		$0.39	2.73%	33.05%	$3,142	12.84%	0.65%	0.52%	4.61%	0.47%	4.38%
Converted Last 3 Months (no MHC)		$0.11	1.00%	20.43%	$919	22.10%	0.39%	0.50%	2.36%	0.49%	2.32%

Converted Last 3 Months (no MHC)
DNBK	Danvers Bancorp, Inc. of MA	$0.00	0.00%	0.00%	$1,472	14.77%	NA	0.41%	2.79%	0.41%	2.79%
FABK	First Advantage Bancorp of TN	$0.00	0.00%	0.00%	$264	29.19%	0.80%	0.38%	1.30%	0.46%	1.57%
HOME	Home Federal Bancorp Inc. of ID	$0.19	1.90%	61.29%	$795	24.95%	0.07%	0.78%	3.14%	0.67%	2.71%
UBNK	United Financial Bancorp of MA	$0.23	2.09%	NM	$1,146	19.49%	0.29%	0.43%	2.23%	0.43%	2.23%

(1)	Average of High/Low or Bid/Ask price per share.

(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis.

(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.

(4)	Indicated 12 month dividend, based on last quarterly dividend declared.

(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.

(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.

(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:

Corporate reports, offering circulars, and RP® Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 16

Key Valuation Parameters:	PreviousValuation Adjustment

Financial Condition	No Adjustment
Profitability, Growth and Viability of Earnings	No Adjustment
Asset Growth	No Adjustment
Primary Market Area	Moderate Upward
Dividends	No Adjustment
Liquidity of the Shares	No Adjustment
Marketing of the Issue	Moderate Downward
Management	No Adjustment
Effect of Govt. Regulations and Regulatory Reform	No Adjustment

                    The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulations and regulatory reform did not change since the Original Appraisal. Accordingly, those parameters were not discussed further in this update.

                    In terms of financial condition, no adjustment remained appropriate as there were no significant changes in the Bank’s and the Peer Group’s respective balance sheet ratios. The increase in the Bank’s non-performing loan balance was substantially related to one loan and was taken into consideration in the Bank’s fourth fiscal quarter through the establishment of additional loan loss provisions. No adjustment remained appropriate for asset growth as well, as the Bank and the Peer Group posted similar asset growth rates sustained by loan growth and on a pro forma basis the Bank’s leverage capacity will be fairly comparable to the Peer Group’s. No adjustment also remained appropriate for earnings, as the Bank’s more favorable core earnings measures continued to be offset by the higher level of loan provisions that were established by the Bank, which was mostly attributable to the loss provisions established in the fourth quarter of fiscal 2007 in consideration of the commercial real estate that went into non-accrual status during the quarter ended December 31, 2007.

                    The general market for thrift stocks deteriorated further since the date of the Original appraisal, as indicated by the decreases recorded in the SNL Index for all publicly-traded thrifts and the SNL MHC Index for all publicly-traded MHCs. The updated pricing measures for the Peer Group and all publicly-traded thrifts were lower as well compared to the Original Appraisal. Recent thrift offerings have encountered the same challenging market environment that has depressed the broader thrift market, with the majority of recently completed offerings closing at the midpoint or lower. At the same time, some of the recent conversion offerings have not been successfully completed due to orders falling well short of the minimum of their offering ranges. Two of the three recently completed MHC offerings are currently trading below their IPO prices. Accordingly, taking into account the market performance of all-publicly traded thrifts, the Peer Group and recent conversions since the date of the Original Appraisal, a more significant downward adjustment has been applied for marketing of the issue.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 17

Overall, taking into account the foregoing factors, we believe that a decrease in the Bank’s estimated pro market value as set forth in the Original Appraisal is appropriate.

Basis of Valuation. Fully-Converted Pricing Ratios

          Consistent with the original appraisal, to calculate the fully-converted pricing information for MHCs, the reported financial information for the Peer Group companies has been adjusted as follows: (1) all shares owned by the MHC are assumed to be sold at the current trading price in a second-step conversion; (2) the gross proceeds from such a sale are adjusted to reflect reasonable offering expenses and standard stock based benefit plan parameters that would be factored into a second-step conversion of MHC institutions; (3) net proceeds are assumed to be reinvested at market rates on an after-tax basis; and (4) the public ownership interest is adjusted to reflect the pro forma impact of the waived dividends pursuant to applicable regulatory policy. Book value per share and earnings per share figures for the Peer Group companies are adjusted by the impact of the assumed second-step conversion, resulting in an estimation of book value per share and earnings per share figures on a fully-converted basis. Table 7 on the following page shows the calculation of per share financial data (fully-converted basis) for each of the public MHC institutions that form the Peer Group.

Valuation Approaches

          In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Malvern Federal’s to-be-issued stock — price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches — all performed on a pro forma basis including the effects of the conversion proceeds.

          In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters utilized in the Original Appraisal did not change in this update, except the reinvestment rate was updated to equal the yield on one-year U.S. Government securities at December 31, 2007. In the Original Appraisal, the reinvestment rate was equal to the yield on one-year U.S. Government securities at September 30, 2007.

RP® Financial, LC.
Board of Directors
January 25, 2008
Page 18

Table 7
Calculation of Implied Per Share Data – Incorporating MHC Second Step Conversion
Comparable Institution Analysis
For the 12 Months Ended September 30, 2007

		Current Ownership			Current Per Share Data (MHC Ratios)					Impact of Second Step Conversion(4)

		Total Shares	Public Shares	MHC Shares	EPS	Core EPS	Book Value	Tang. Book	Assets	Share Price	Gross Proceeds(1)	Net Incr. Capital(2)	Net Incr. Income(3)

		(000)	(000)	(000)	($)	($)	($)	($)	($)	($)	($000)	($000)	($000)
Publicly-Traded MHC Institutions
BFSB	Brooklyn Federal MHC of NY (31.0)	13,311	3,968	9,343	0.29	0.28	6.41	6.41	29.33	12.83	119,871	103,089	2,012
COBK	Colonial Bank MHC of NJ (44.9)	4,433	2,080	2,353	0.33	0.32	8.50	8.50	99.00	10.30	24,236	20,843	407
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	27,890	12,813	15,077	0.08	0.08	6.30	6.30	28.39	9.88	148,961	128,106	2,501
FXCB	Fox Chase Bancorp MHC of PA (44.5)	14,680	6,531	8,149	0.25	0.28	8.66	8.66	50.77	10.75	87,602	75,338	1,471
LSBK	Lake Shore Bancorp MHC of NY (43.7)	6,464	2,976	3,488	0.23	0.23	8.24	8.24	55.13	9.10	31,741	27,297	533
MGYR	Magyar Bancorp MHC of NJ (45.1)	5,791	2,723	3,068	0.12	0.12	8.32	8.32	81.71	10.53	32,331	27,830	544
ONFC	Oneida Financial MHC of NY (43.9)	7,788	3,474	4,314	0.49	0.50	7.53	4.25	65.94	9.03	38,955	33,502	654
OSHC	Ocean Shore Holding MHC of NJ (44.0)	8,408	3,860	4,548	0.30	0.30	7.43	7.43	71.77	10.00	45,480	39,113	764
PBIP	Prudential Bancorp MHC PA (40.5)	11,478	5,155	6,323	0.30	0.30	7.05	7.05	41.31	12.72	80,806	69,869	1,369
ROMA	Roma Financial Corp MHC of NJ (31.0)	31,750	10,147	21,603	0.25	0.25	7.01	6.99	27.62	15.25	329,446	283,323	5,531

		Pro Forma Per Share Data (Fully-Converted)(4)					Pro Forma(5)

		EPS	Core EPS	Book Value	Tang. Book	Assets	Public Pct.	Dilution

		($)	($)	($)	($)	($)	(%)	(%)
Publicly-Traded MHC Institutions
BFSB	Brooklyn Federal MHC of NY (31.0)	0.44	0.43	14.15	14.15	37.07	29.8	0.0
COBK	Colonial Bank MHC of NJ (44.9)	0.42	0.41	13.2	13.20	103.7	46.9	0.0
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	0.17	0.17	10.89	10.89	32.98	45.9	0.0
FXCB	Fox Chase Bancorp MHC of PA (44.5)	0.35	0.38	13.79	13.79	55.90	44.5	0.0
LSBK	Lake Shore Bancorp MHC of NY (43.7)	0.31	0.31	12.46	12.46	59.35	46.0	0.0
MGYR	Magyar Bancorp MHC of NJ (45.1)	0.21	0.21	13.12	13.12	86.48	47.0	0.0
ONFC	Oneida Financial MHC of NY (43.9)	0.57	0.58	11.83	8.55	70.24	44.6	0.0
OSHC	Ocean Shore Holding MHC of NJ (44.0)	0.39	0.39	12.08	12.08	76.42	45.9	0.0
PBIP	Prudential Bancorp MHC PA (40.5)	0.42	0.42	13.10	13.10	47.28	44.8	-0.1
ROMA	Roma Financial Corp MHC of NJ (31.0)	0.42	0.42	15.93	15.91	36.54	32.0	0.0

(1)	Gross proceeds calculated as stock price multiplied by the number of shares owned by the mutual holding company (i.e., non-public shares).

(2)

Net increase in capital reflects gross proceeds less offering expenses, contra-equity account for leveraged ESOP and deferred compensation account for restricted stock plan. For institutions with assets at the MHC level, the net increase in capital also includes consolidation of MHC assets with the capital of the institution concurrent with hypothetical second step.

	Offering expense percent	2.00%
	ESOP percent purchase	8.00%
	Recognition plan percent	4.00%

(3)	Net increase in earnings reflects after-tax reinvestment income (assumes ESOP and recognition plan do not generate reinvestment income), less after-tax ESOP amortization and recognition plan vesting:

	After-tax reinvestment	3.18%
	ESOP loan term (years)	10
	Recognition plan vesting (years)	5
	Effective tax rate	34.00%

(4)	Figures reflect adjustments to “non-grandfathered” companies to reflect dilutive impact of cumulative dividends waived by the MHC (reflect FDIC policy regarding waived dividends).

(5)

Reflects pro forma ownership position of minority stockholders after taking into account the OTS and FDIC policies regarding waived dividends assuming a hypothetical second step. For OTS “grandfathered” companies, dilution reflects excess waived dividends and MHC assets. For all other companies, dilution reflects all waived dividends and MHC assets.

Source:

Audited and unaudited financial statements, corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2008 by RP® Financial, LC.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 19

          Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the Original Appraisal, this updated appraisal incorporates a “technical” analysis of recently completed conversion and MHC offerings, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

          The Bank will adopt Statement of Position (“SOP” 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank’s shareholders. However, we have considered the impact of the Bank’s adoption of SOP 93-6 in the determination of pro forma market value.

                    Based on the foregoing, we have concluded that a decrease in Malvern Federal’s value is appropriate. Accordingly, RP Financial concluded that as of January 25, 2008, the pro forma market value of the Bank’s full conversion offering, taking into account the dilutive impact of the stock contribution to the Foundation, equaled $63,000,000 at the midpoint, equal to 6,300,000 shares at $10.00 per share.

          1. P/E Approach. In applying the P/E approach, RP Financial’s valuation conclusions considered both reported earnings and a recurring or “core” earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax-earnings benefit from reinvestment of net stock proceeds. The Bank’s reported earnings equaled $1.960 million for the twelve months ended December 31, 2007. In deriving Malvern Federal’s core earnings, the only adjustment made to reported earnings was to eliminate $35,000 of net gains realized from the sale of loans and investments for the twelve months ended December 31, 2007. As shown below, on a tax effected basis, assuming application of an effective marginal tax rate of 38.5% for the adjustment, the Bank’s core earnings were determined to equal $1.938 million for the twelve months ended December 31, 2007. (Note: see Exhibit 2 for the adjustments applied to the Peer Group’s earnings in the calculation of core earnings).

Amount

($000)

Net income	$1,960
Deduct: Net gains on loans and investments(1)	(22)

Core earnings estimate	$1,938

(1) Tax effected at 38.5%.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 20

                    Based on Malvern Federal’s reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank’s reported and core P/E multiples (fully-converted basis) at the $63.0 million midpoint value equaled 30.21 times and 30.54 times, respectively. The Bank’s updated reported and core P/E multiples provided for premiums of 8.9% and 10.9% relative to the Peer Group’s average reported and core P/E multiples of 27.73 times and 27.55 times, respectively (versus discounts of 12.0% and 11.8% relative to the Peer Group’s average reported and core P/E multiples as indicated in the Original Appraisal). In comparison to the Peer Group’s median reported and core earnings multiples of 29.26 times and 28.82 times, respectively, the Bank’s pro forma reported and core P/E multiples at the $63.0 million value indicated premiums of 3.2% and 6.0% (versus discounts of 13.2% and 13.3% relative to the Peer Group’s median reported and core P/E multiples as indicated in the Original Appraisal). The Bank’s implied conversion pricing ratios relative to the Peer Group’s pricing ratios are indicated in Table 8, and the pro forma calculations are detailed in Exhibits 3 and 4.

                    On an MHC reported basis, the Bank’s reported and core P/E multiples at the $63.0 million value equaled 32.42 times and 32.79 time, respectively. The Bank’s updated reported and core P/E multiples provided for premiums of 5.8% and 1.5% relative to the Peer Group’s average reported and core P/E multiples of 30.63 times and 32.31 times, respectively (versus discounts of 15.3% and 15.8% relative to the Peer Group’s average reported and core P/E multiples as indicated in the Original Appraisal). In comparison to the Peer Group’s median reported and core earnings multiples of 32.27 times and 33.3 times, respectively, the Bank’s pro forma reported and core P/E multiples at the $63.0 million value indicated a premium of 0.5% and a discount of 1.6% on an MHC reported basis (versus discounts of 19.0% and 19.1% relative to the Peer Group’s median reported and core P/E multiples as indicated in the Original Appraisal). The Bank’s implied MHC pricing ratios relative to the MHC pricing ratios for the Peer Group are indicated in Table 9, and the pro forma calculations are detailed in Exhibits 5 and 6.

          2. P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. In applying the P/B approach, we considered both reported book value and tangible book value. Based on the $63.0 million midpoint value, the Bank’s P/B and P/TB ratios (fully-converted basis) both equaled 64.39%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 84.26% and 87.20%, respectively, Malvern Federal’s updated ratios were discounted by 23.6% and 26.2% (versus discounts of 21.5% and 24.1% from the average Peer Group’s P/B and P/TB ratios as indicated in the Original Appraisal). In comparison to the median P/B and P/TB ratios indicated for the Peer Group of 81.52% and 86.73%, respectively, Malvern Federal’s updated ratios were discounted by 21.0% and 25.8% (versus discounts of 19.1% and 23.6% from the Peer Group’s median P/B and P/TB ratios as indicated in the Original Appraisal).

RP ® Financial, LC.
Board of Directors
January 25, 2008
Page 21

Table 8
MHC Institutions — Implied Pricing Ratios, Full Conversion Basis
Malvern Federal Savings Bank and the Comparables
As of January 25, 2008

		Fully Converted Implied Value		Per Share(8)

		Price/ Share(1)	Market Value	Core 12 Mo. EPS(2)	Book Value/ Share	Pricing Ratios(3)

Financial Institution						P/E	P/B	P/A	P/TB	P/Core

		($)	($Mil)	($)	($)	(x)	(%)	(%)	(%)	(x)
Malvern Federal Savings Bank
Superrange		$10.00	$83.32	$0.25	$13.80	39.20x	72.46%	13.60%	72.46%	39.61x
Maximum		$10.00	$72.45	$0.29	$14.60	34.44x	68.49%	12.01%	68.49%	34.80x
Midpoint		$10.00	$63.00	$0.33	$15.53	30.21x	64.39%	10.58%	64.39%	30.54x
Minimum		$10.00	$53.55	$0.38	$16.78	25.92x	59.59%	9.12%	59.59%	26.19x

All Public Companies(7)
Averages		$13.53	$328.65	$0.68	$13.33	19.66x	110.01%	14.42%	123.89%	20.92x
Medians		$11.59	$77.31	$0.41	$11.71	18.00x	102.92%	11.64%	116.40%	20.21x

All Non-MHC State of PA(7)
Averages		$13.85	$557.47	$0.84	$15.18	15.89x	91.14%	9.59%	115.97%	17.08x
Medians		$11.77	$123.84	$0.60	$13.70	14.18x	98.33%	7.54%	110.34%	16.37x

Publicly-Traded MHC Institutions, Full Conversion Basis
Averages		$11.04	$155.46	$0.37	$13.06	27.73x	84.26%	21.58%	87.20%	27.55x
Medians		$10.42	$115.23	$0.40	$13.11	29.26x	81.52%	17.28%	86.73%	28.82x

Publicly-Traded MHC Institutions, Full Conversion Basis
BFSB	Brooklyn Federal MHC of NY (31.0)	$12.83	$170.78	$0.43	$14.15	29.16x	90.67%	34.61%	90.67%	29.84x
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	$9.88	$275.55	$0.17	$10.89	NM	90.73%	29.96%	90.73%	NM
COBK	Colonial Bank MHC of NJ (44.9)	$10.30	$45.66	$0.41	$13.20	24.52x	78.03%	9.93%	78.03%	25.12x
FXCB	Fox Chase Bancorp MHC of PA (44.5)	$10.75	$157.81	$0.38	$13.79	30.71x	77.96%	19.23%	77.96%	28.29x
LSBK	Lake Shore Bancorp MHC of NY (43.7)	$9.10	$58.82	$0.31	$12.46	29.35x	73.03%	15.33%	73.03%	29.35x
MGYR	Magyar Bancorp MHC of NJ (45.1)	$10.53	$61.00	$0.21	$13.12	NM	80.26%	12.18%	80.26%	NM
OSHC	Ocean Shore Holding MHC of NJ (44.0)	$10.00	$84.08	$0.39	$12.08	25.64x	82.78%	13.09%	82.78%	25.64x
ONFC	Oneida Financial MHC of NY (43.9)	$9.03	$70.33	$0.58	$11.83	15.84x	76.33%	12.86%	105.61%	15.57x
PBIP	Prudential Bancorp MHC PA (40.5)	$12.72	$146.38	$0.42	$13.10	30.29x	97.10%	26.90%	97.10%	30.29x
ROMA	Roma Financial Corp MHC of NJ (31.0)	$15.25	$484.19	$0.42	$15.93	36.31x	95.73%	41.74%	95.85%	36.31x

		Dividends(4)			Financial Characteristics(6)

		Amount/ Share		Payout Ratio(5)	Total Assets	Equity/ Assets	NPAs/ Assets	Reported		Core		Offering Size

Financial Institution			Yield					ROA	ROE	ROA	ROE

		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	($Mil)
Malvern Federal Savings Bank
Superrange		$0.00	0.00%	0.00%	$612	18.77%	1.10%	0.35%	1.85%	0.34%	1.83%	$81.7
Maximum		$0.00	0.00%	0.00%	$603	17.53%	1.12%	0.35%	1.99%	0.35%	1.97%	$71.0
Midpoint		$0.00	0.00%	0.00%	$595	16.43%	1.13%	0.35%	2.13%	0.35%	2.11%	$61.7
Minimum		$0.00	0.00%	0.00%	$587	15.30%	1.15%	0.35%	2.30%	0.35%	2.28%	$52.5

All Public Companies(7)
Averages		$0.39	2.73%	33.05%	$3,142	12.84%	0.64%	0.52%	4.61%	0.47%	4.38%
Medians		$0.32	2.72%	18.25%	$795	10.75%	0.42%	0.49%	4.31%	0.48%	3.99%

All Non-MHC State of PA(7)
Averages		$0.42	2.82%	38.06%	$8,826	10.72%	0.35%	0.38%	5.22%	0.37%	5.12%
Medians		$0.46	3.50%	40.25%	$910	7.00%	0.32%	0.50%	6.34%	0.47%	5.85%

Publicly-Traded MHC Institutions, Full Conversion Basis
Averages		$0.15	1.38%	25.36%	$647	24.87%	0.32%	0.70%	2.83%	0.70%	2.85%
Medians		$0.18	1.57%	23.26%	$546	22.83%	0.06%	0.58%	2.86%	0.60%	2.92%

Publicly-Traded MHC Institutions, Full Conversion Basis
BFSB	Brooklyn Federal MHC of NY (31.0)	$0.20	1.56%	46.51%	$493	38.17%	0.02%	1.16%	3.14%	1.14%	3.07%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	$0.20	2.02%	NM	$920	33.02%	0.03%	0.51%	1.55%	0.51%	1.55%
COBK	Colonial Bank MHC of NJ (44.9)	$0.00	0.00%	0.00%	$460	12.73%	0.32%	0.43%	3.22%	0.42%	3.14%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	$0.00	0.00%	0.00%	$821	24.67%	0.03%	0.62%	2.55%	0.67%	2.77%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	$0.16	1.76%	51.61%	$384	20.99%	0.37%	0.53%	2.48%	0.53%	2.48%
MGYR	Magyar Bancorp MHC of NJ (45.1)	$0.00	0.00%	0.00%	$501	15.17%	1.90%	0.25%	1.60%	0.25%	1.60%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	$0.00	0.00%	0.00%	$643	15.81%	0.06%	0.53%	3.23%	0.53%	3.23%
ONFC	Oneida Financial MHC of NY (43.9)	$0.48	5.32%	NM	$547	16.84%	0.03%	0.88%	4.86%	0.90%	4.94%
PBIP	Prudential Bancorp MHC PA (40.5)	$0.20	1.57%	47.62%	$544	27.71%	0.10%	0.89%	3.13%	0.89%	3.13%
ROMA	Roma Financial Corp MHC of NJ (31.0)	$0.24	1.57%	57.14%	$1,160	43.60%	NA	1.15%	2.58%	1.15%	2.58%

(1)	Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2)

EPS (estimated core earnings) is based on reported trailing 12 month data, adjusted to omit non-operating gains and losses on a tax-effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.

(3)

P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/Core = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.

(4)	Indicated 12 month dividend, based on last quarterly dividend declared.
(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings (earnings adjusted to reflect second step conversion).
(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month earnings and average equity and assets balances.
(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8)	Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source:

Corporate reports, offering circulars, and RP® Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC. Board of Directors January 25, 2008 Page 22

Table 9 Public Market Pricing Malvern Federal Savings Bank and the Comparables As of January 25, 2008

		Market Capitalization		Per Share Data

				Core 12 Month EPS(2)	Book Value/ Share	Pricing Ratios(3)
		Price/ Share(1)	Market Value
						P/E		P/B	P/A	P/TB	P/Core

		($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)
Malvern Federal Savings Bank
Superrange		$10.00	$83.32	$0.23	$8.98	42.82	x	111.36%	14.56%	111.36%	43.31	x
Maximum		$10.00	$72.45	$0.27	$9.76	37.26	x	102.46%	12.75%	102.46%	37.69	x
Midpoint		$10.00	$63.00	$0.30	$10.66	32.42	x	93.81%	11.16%	93.81%	32.79	x
Minimum		$10.00	$53.55	$0.36	$11.88	27.57	x	84.18%	9.54%	84.18%	27.88	x

All Public Companies(7)
Averages		$13.53	$328.65	$0.68	$13.33	19.66	x	110.01%	14.42%	123.89%	20.92	x
Medians		$11.59	$77.31	$0.41	$11.71	18.00	x	102.92%	11.64%	116.40%	20.21	x

All Non-MHC State of PA(7)
Averages		$13.85	$557.47	$0.84	$15.18	15.89	x	91.14%	9.59%	115.97%	17.08	x
Medians		$11.77	$123.84	$0.60	$13.70	14.18	x	98.33%	7.54%	110.34%	16.37	x

Comparable Group Averages
Averages		$11.04	$61.52	$0.27	$7.55	30.63	x	149.18%	25.31%	158.49%	32.31	x
Medians		$10.42	$44.75	$0.28	$7.48	32.27	x	130.58%	18.84%	145.71%	33.33	x

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	$12.83	$50.91	$0.28	$6.41	NM		200.16%	43.74%	200.16%	NM
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	$9.88	$126.59	$0.08	$6.30	NM		156.83%	34.80%	156.83%	NM
COBK	Colonial Bank MHC of NJ (44.9)	$10.30	$21.42	$0.32	$8.50	31.21		121.18%	10.40%	121.18%	32.19	x
FXCB	Fox Chase Bancorp MHC of PA (44.5)	$10.75	$70.21	$0.28	$8.66	NM		124.13%	21.17%	124.13%	38.39	x
LSBK	Lake Shore Bancorp MHC of NY (43.7)	$9.10	$27.08	$0.23	$8.24	39.57		110.44%	16.51%	110.44%	39.57	x
MGYR	Magyar Bancorp MHC of NJ (45.1)	$10.53	$28.67	$0.12	$8.32	NM		126.56%	12.89%	126.56%	NM
OSHC	Ocean Shore Holding MHC of NJ (44.0)	$10.00	$38.60	$0.30	$7.43	33.33		134.59%	13.93%	134.59%	33.33	x
ONFC	Oneida Financial MHC of NY (43.9)	$9.03	$31.37	$0.50	$7.53	18.43		119.92%	13.69%	212.47%	18.06	x
PBIP	Prudential Bancorp MHC PA (40.5)	$12.72	$65.57	$0.30	$7.05	NM		180.43%	30.79%	180.43%	NM
ROMA	Roma Financial Corp MHC of NJ (31.0)	$15.25	$154.74	$0.25	$7.01	NM		217.55%	55.21%	218.17%	NM

					Financial Characteristics(6)
		Dividends(4)
					Total Assets	Equity/ Assets	NPAs/ Assets	Reported		Core
		Amount/ Share		Payout Ratio(5)								Offering Size
			Yield					ROA	ROE	ROA	ROE

		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	($Mil)
Malvern Federal Savings Bank
Superrange		$0.00	0.00%	0.00%	$572	13.07%	1.18%	0.34%	2.60%	0.34%	2.57%	$35.8
Maximum		$0.00	0.00%	0.00%	$568	12.45%	1.19%	0.34%	2.75%	0.34%	2.72%	$31.2
Midpoint		$0.00	0.00%	0.00%	$565	11.90%	1.19%	0.34%	2.89%	0.34%	2.86%	$27.1
Minimum		$0.00	0.00%	0.00%	$561	11.34%	1.20%	0.35%	3.05%	0.34%	3.02%	$23.0

All Public Companies(7)
Averages		$0.39	2.73%	33.05%	$3,142	12.84%	0.64%	0.52%	4.61%	0.47%	4.38%
Medians		$0.32	2.72%	18.25%	$795	10.75%	0.42%	0.49%	4.31%	0.48%	3.99%

All Non-MHC State of PA(7)
Averages		$0.42	2.82%	38.06%	$8,826	10.72%	0.35%	0.38%	5.22%	0.37%	5.12%
Medians		$0.46	3.50%	40.25%	$910	7.00%	0.32%	0.50%	6.34%	0.47%	5.85%

Comparable Group Averages
Averages		$0.15	1.38%	11.89%	$566	15.90%	0.32%	0.55%	3.51%	0.56%	3.53%
Medians		$0.18	1.57%	0.00%	$494	16.00%	0.06%	0.46%	3.68%	0.49%	3.62%

Comparable Group
BFSB	Brooklyn Federal MHC of NY (31.0)	$0.20	1.56%	21.29%	$390	21.85%	0.02%	0.96%	4.63%	0.93%	4.47%
CSBK	Clifton Savings Bncrp MHC of NJ (41.0)	$0.20	2.02%	NM	$792	22.19%	0.03%	0.28%	1.25%	0.28%	1.25%
COBK	Colonial Bank MHC of NJ (44.9)	$0.00	0.00%	0.00%	$439	8.59%	0.32%	0.36%	3.96%	0.35%	3.84%
FXCB	Fox Chase Bancorp MHC of PA (44.5)	$0.00	0.00%	0.00%	$745	17.06%	0.03%	0.49%	2.92%	0.54%	3.27%
LSBK	Lake Shore Bancorp MHC of NY (43.7)	$0.16	1.76%	32.03%	$356	14.95%	0.37%	0.42%	2.77%	0.42%	2.77%
MGYR	Magyar Bancorp MHC of NJ (45.1)	$0.00	0.00%	0.00%	$473	10.18%	1.90%	0.15%	1.44%	0.15%	1.44%
OSHC	Ocean Shore Holding MHC of NJ (44.0)	$0.00	0.00%	0.00%	$603	10.35%	0.06%	0.44%	4.03%	0.44%	4.03%
ONFC	Oneida Financial MHC of NY (43.9)	$0.48	5.32%	NM	$514	11.42%	0.03%	0.81%	6.59%	0.83%	6.73%
PBIP	Prudential Bancorp MHC PA (40.5)	$0.20	1.57%	29.94%	$474	17.07%	0.10%	0.73%	4.07%	0.73%	4.07%
ROMA	Roma Financial Corp MHC of NJ (31.0)	$0.24	1.57%	NM	$877	25.38%	NA	0.90%	3.41%	0.90%	3.41%

(1)	Average of High/Low or Bid/Ask price per share.

(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis, and is shown on a pro forma basis where appropriate.

(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.

(4)	Indicated 12 month dividend, based on last quarterly dividend declared.

(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.

(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.

(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:

Corporate reports, offering circulars, and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 23

          On an MHC reported basis, the Bank’s P/B and P/TB ratios at the $63.0 million midpoint value both equaled 93.81%. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 149.18% and 158.49%, respectively, Malvern Federal’s updated P/B and P/TB ratios at the midpoint were discounted by 37.1% on a P/B basis and 40.8% on a P/TB basis (versus discounts of 35.4% and 39.5% from the Peer Group’s P/B and P/TB ratios as indicated in the Original Appraisal). In comparison to the median P/B and P/TB ratios indicated for the Peer Group of 130.58% and 145.71%, respectively, Malvern Federal’s updated P/B and P/TB ratios at the midpoint were discounted by 28.2% and 35.6% (versus discounts of 27.0% and 33.5% from the Peer Group’s median P/B and P/TB ratios as indicated in the Original Appraisal).

                    In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent mutual holding company offerings. As indicated in the Original Appraisal, the pricing characteristics of recent mutual holding company offerings are not the primary determinate of value. Consistent with the Original Appraisal, particular focus was placed on the P/TB approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals). The three recently completed MHC offerings had an average closing pro forma price/tangible book ratio of 76.5% (fully-converted basis). In comparison, the Bank’s P/TB ratio of 64.4% at the midpoint value reflects an implied discount of 15.8% relative to the average closing pro forma P/TB ratio of the recent MHC offerings. As of January 25, 2008, the closing stock prices for the three recent MHC offerings were 4.4% below the IPO price for Meridian Interstate, 8.5% below the IPO price for Sound Financial and 2.5% above the IPO price for Northfield Bancorp.

                    3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings — which have received greater weight in our valuation analysis. At the $63.0 million midpoint value value, Malvern Federal’s full conversion pro forma P/A ratio equaled 10.58%. In comparison to the Peer Group’s average P/A ratio (fully-converted basis) of 21.58%, Malvern Federal’s P/A ratio indicated a discount of 51.0% (versus a discount of 49.1% at the midpoint valuation in the Original Appraisal). In comparison to the Peer Group’s median P/A ratio of 17.28% (fully-converted basis), Malvern Federal’s updated P/A ratio at the midpoint indicated a discount of 38.8% (versus a discount of 36.9% at the midpoint valuation in the Original Appraisal).

                    On an MHC reported basis, Malvern Federal’s pro forma P/A ratio at the $63.0 million midpoint value equaled 11.16%. In comparison to the Peer Group’s average P/A ratio of 25.31%, Malvern Federal’s P/A ratio indicated a discount of 55.9% (versus a discount of 54.5% at the midpoint valuation in the Original Appraisal). In comparison to the Peer Group’s median P/A ratio of 18.84%, Malvern Federal’s updated P/A ratio at the midpoint indicated a discount of 40.8% (versus a discount of 39.2% at the midpoint valuation in the Original Appraisal).

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 24

Valuation Conclusion

                    We have concluded that the Bank’s estimated pro forma market value should be decreased since the date of the Original Appraisal. Accordingly, it is our opinion that, as of January 25, 2008, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, both shares issued publicly as well as to the MHC, equaled $63,000,000 at the midpoint, equal to 6,300,000 shares offered at a per share value of $10.00. The Board of Directors has established a public offering range such that the public ownership of the Bank will constitute a 43.0% ownership interest prior to the issuance of shares to the Foundation. Based on the public offering range and inclusive of the shares issued to the Foundation, equal to 2.0% of the shares issued in the reorganization, the public ownership of shares will represent 45.0% of the shares issued throughout the valuation range. Based on the foregoing valuation, the corresponding range of shares and market values based on a $10.00 per share price are as shown in the table below. The pro forma valuation calculations relative to the Peer Group (fully-converted basis) are shown in Table 8 and are detailed in Exhibit 3 and Exhibit 4; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 9 and are detailed in Exhibits 5 and 6.

	Offering	MHC Foundation		Total
Shares	Shares	Shares	Shares	Shares

Supermaximum	3,582,653	4,582,462	166,635	8,331,750
Maximum	3,115,350	3,984,750	144,900	7,245,000
Midpoint	2,709,000	3,465,000	126,000	6,300,000
Minimum	2,302,650	2,945,250	107,100	5,355,000

RP® Financial, LC.
Boards of Directors
January 25, 2008
Page 25

	Offering	MHC Foundation		Total
Market Value	Shares	Shares	Shares	Shares

Supermaximum	$35,826,530	$45,824,620	$1,666,350	$83,317,500
Maximum	31,153,500	39,847,500	1,449,000	72,450,000
Midpoint	27,090000	34,650,000	1,260,000	63,000,000
Minimum	23,026,500	29,452,500	1,071,000	53,550,000

Respectfully submitted,

RP® FINANCIAL, LC.

Ronald S. Riggins
President and Managing Director

Gregory E. Dunn
Director

EXHIBITS

RP Financial, LC.

LIST OF EXHIBITS

Exhibit Number	Description

1	Stock Prices: As of January 25, 2008

2	Peer Group Core Earnings Analysis

3	Pro Forma Analysis Sheet – Fully Converted Basis

4	Pro Forma Effect of Conversion Proceeds – Fully Converted Basis

5	Pro Forma Analysis Sheet – Minority Stock Offering

6	Pro Forma Effect of Stock Proceeds – Minority Stock Offering

7	Firm Qualifications Statement

EXHIBIT 1

Stock Prices
As of January 25, 2008

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1
Weekly Thrift Market Line - Part One
Prices As Of January 25, 2008

Financial Institution	Market Capitalization			Price Change Data						Current Per Share Financials				
	Price/ Share(1) ($)	Shares Outst-anding (000)	Market Capital-ization(9) ($Mil)	52 Week (1) High ($)	52 Week (1) Low ($)	Last Week ($)	% Change From Last Week (%)	% Change From 52 Wks Ago(2) (%)	% Change From Dec 31, 2004(2) (%)	Trailing 12 Mo. EPS(3) ($)	12 Mo. Core EPS(3) ($)	Book Value/ Share ($)	Tangible Book Value/ Share(4) ($)	Assets/ Share ($)
Market Averages. All Public Companies(no MHC)														
All Public Companies(127)	14.24	28,862	391.5	21.20	12.36	13.68	4.79	-24.28	-2.22	0.87	0.84	15.22	13.65	160.14
SAIF-Insured Thrifts(127)	14.24	28,862	391.5	21.20	12.36	13.68	4.79	-24.28	-2.22	0.87	0.84	15.22	13.65	160.14
NYSE Traded Companies(14)	15.08	120,054	1,585.2	32.79	12.05	13.02	17.71	-45.89	-4.00	1.47	1.27	21.09	17.62	351.28
AMEX Traded Companies(2)	19.85	5,823	50.6	31.18	18.25	19.03	-2.31	-53.82	-5.18	1.05	1.05	17.51	16.65	201.27
NASDAQ Listed OTC Companies(111)	14.05	19,660	271.8	19.78	12.28	13.65	3.56	-21.43	-1.97	0.81	0.79	14.56	13.17	149.71
California Companies(9)	15.07	18,583	247.6	34.81	12.07	13.45	11.92	-45.64	-7.34	1.88	1.62	23.18	22.85	295.30
Florida Companies(5)	5.37	26,306	118.2	18.74	4.31	5.02	13.34	-68.98	-10.60	0.47	0.39	11.14	10.58	179.50
Mid-Atlantic Companies(34)	14.38	59,755	844.9	19.72	12.41	13.64	5.19	-18.38	-1.24	0.79	0.82	13.30	11.24	150.21
Mid-West Companies(39)	14.64	9,143	113.0	20.67	12.59	14.48	2.25	-23.40	-1.26	0.88	0.82	15.98	14.56	170.23
New England Companies(18)	15.52	32,980	458.6	19.80	13.99	15.01	3.29	-16.50	-1.72	0.60	0.61	15.46	13.54	124.51
North-West Companies(6)	13.96	26,935	495.8	19.96	11.93	12.77	8.43	-19.80	-0.02	0.96	0.94	12.20	11.05	94.56
South-East Companies(11)	14.49	9,036	92.4	20.96	13.31	14.00	4.01	-23.01	-4.22	0.90	0.87	15.18	13.95	128.88
South-West Companies(3)	6.83	14,488	71.0	15.00	5.45	6.34	8.72	-41.52	5.77	0.46	0.25	12.62	7.32	131.75
Western Companies (Excl CA)(2)	14.46	12,292	155.5	21.04	13.55	14.71	-1.93	-19.08	-2.85	0.93	0.97	13.48	13.48	164.97
Thrift Strategy(120)	13.98	22,681	315.4	20.61	12.14	13.46	4.58	-23.39	-1.96	0.85	0.81	15.05	13.52	156.92
Mortgage Banker Strategy(4)	12.82	141,246	1,471.6	24.83	10.76	11.70	10.17	-49.39	-6.86	0.71	0.52	15.60	12.21	192.74
Diversified Strategy(2)	31.93	147,134	2,456.6	46.83	27.71	30.04	5.55	-23.54	-7.34	2.66	2.70	24.34	24.04	273.54
Companies Issuing Dividends(104)	14.93	27,530	395.6	21.95	12.94	14.36	5.15	-24.20	-2.10	0.94	0.91	15.43	13.84	166.76
Companies Without Dividends(22)	10.67	35,733	370.0	17.34	9.37	10.19	2.93	-24.70	-2.81	0.51	0.45	14.15	12.70	126.01
Equity/Assets <6%(8)	11.40	40,458	512.7	24.23	8.96	10.25	20.94	-43.14	-4.58	0.94	0.78	15.61	14.83	293.29
Equity/Assets 6-12%(75)	15.46	23,694	310.3	23.89	13.34	14.87	3.82	-28.73	-2.71	1.14	1.09	16.09	14.52	192.72
Equity/Assets >12%(43)	12.62	35,878	512.3	15.97	11.23	12.20	3.66	-13.21	-0.95	0.39	0.40	13.64	11.94	79.83
Converted Last 3 Mths (no MHC)(4)	10.36	14,544	149.8	13.16	9.78	10.30	0.61	-12.18	-0.73	0.29	0.29	12.72	12.71	60.78
Actively Traded Companies(9)	20.46	66,779	859.6	28.27	18.13	19.61	4.10	-22.04	-3.48	1.14	1.16	17.69	15.88	201.36
Market Value Below $20 Million(6)	7.14	3,326	15.0	12.87	5.54	7.59	-5.42	-41.69	-4.89	0.07	0.04	10.16	10.16	129.99
Holding Company Structure(121)	14.26	30,080	409.0	21.40	12.42	13.71	4.82	-24.79	-2.53	0.90	0.87	15.33	13.68	160.17
Assets Over $1 Billion(55)	14.67	59,986	822.1	24.01	12.34	13.52	9.88	-28.71	-3.72	1.13	1.05	15.95	13.40	178.96
Assets $500 Million-$1 Billion(36)	16.19	6,092	80.1	22.65	14.44	15.93	1.74	-23.39	-1.66	0.88	0.88	16.04	14.73	172.85
Assets $250-$500 Million(26)	11.34	4,163	43.9	15.08	9.95	11.32	0.38	-19.16	0.60	0.60	0.61	12.90	12.44	119.25
Assets less than $250 Million(9)	13.20	1,803	21.9	17.42	12.01	13.38	-1.09	-16.27	-4.04	0.09	0.00	14.89	14.86	122.20
Goodwill Companies(82)	15.49	38,686	542.4	23.72	13.36	14.78	5.92	-26.39	-2.81	1.10	1.07	16.32	13.99	179.96
Non-Goodwill Companies(41)	11.99	8,040	81.8	16.74	10.54	11.74	2.39	-20.83	-1.03	0.45	0.40	13.23	13.23	125.69
Acquirors of FSLIC Cases(4)	16.08	29,968	685.6	31.58	12.86	14.34	7.58	-33.21	-1.91	1.00	0.82	21.34	20.93	219.76

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2005 or within the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Copyright (c) 2006 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 25, 2006

Financial Institution	Market Capitalization: Price/ Share(1) ($)	Shares Outst- anding (000)	Market Capital- ization(9) ($Mil)	Price Change Data: 52 Week (1): High ($)	52 Week (1): Low ($)	Last Week ($)	% Change From: Last Week (%)	52 Wks Ago(2) (%)	Dec 31, 2004(2) (%)	Current Per Share Financials: Trailing 12 Mo. EPS(3) ($)	12 Mo. Core EPS(3) ($)	Book Value/ Share ($)	Tangible Book Value/ Share(4) ($)	Assets/ Share ($)
Market Averages. MHC Institutions														
All Public Companies(41)	11.46	29,346	144.9	15.34	10.35	11.23	1.67	-18.34	-2.35	0.26	0.23	7.80	7.32	59.66
SAIF-Insured Thrifts(41)	11.46	29,346	144.9	15.34	10.35	11.23	1.67	-18.34	-2.35	0.26	0.23	7.80	7.32	59.66
AMEX Traded Companies(1)	8.20	2,300	8.0	20.00	7.53	8.75	-6.29	-31.15	6.77	0.41	0.38	8.88	8.88	57.65
NASDAQ Listed OTC Companies(40)	11.54	30,039	148.4	15.22	10.42	11.29	1.88	-18.01	-2.58	0.26	0.23	7.77	7.28	59.71
California Companies(1)	8.69	13,945	45.8	20.08	7.61	7.95	9.31	-55.00	-13.88	0.31	0.32	6.69	6.38	57.78
Mid-Atlantic Companies(24)	11.44	24,825	132.6	14.83	10.35	11.28	0.94	-15.55	-0.18	0.29	0.25	7.79	7.27	57.42
Mid-West Companies(8)	12.58	58,782	266.4	16.56	11.38	12.13	3.26	-18.08	-5.57	0.20	0.17	8.38	7.71	65.57
New England Companies(5)	9.82	13,673	61.1	12.82	8.91	9.84	0.06	-18.36	-2.37	0.22	0.21	7.66	7.39	62.29
South-East Companies(2)	10.92	12,248	44.7	18.44	9.48	10.44	4.36	-35.69	-5.17	0.27	0.27	6.29	6.14	54.50
South-West Companies(1)	15.00	25,789	174.1	19.00	13.75	14.86	0.94	-12.94	-9.26	0.23	0.22	8.20	8.17	63.14
Thrift Strategy(41)	11.46	29,346	144.9	15.34	10.35	11.23	1.67	-18.34	-2.35	0.26	0.23	7.80	7.32	59.66
Companies Issuing Dividends(27)	11.89	17,211	99.6	16.23	10.62	11.63	1.59	-20.41	-2.87	0.31	0.27	7.86	7.30	61.88
Companies Without Dividends(14)	10.57	54,547	238.9	13.49	9.79	10.41	1.85	-14.03	-1.27	0.16	0.15	7.67	7.34	55.05
Equity/Assets 6-12%(17)	11.82	14,287	99.8	16.89	10.71	11.53	1.87	-25.51	-3.66	0.34	0.33	8.42	7.60	84.90
Equity/Assets >12%(23)	11.20	40,476	178.2	14.19	10.08	11.01	1.52	-13.03	-1.38	0.21	0.16	7.34	7.11	41.00
Market Value Below $20 Million(2)	8.60	2,144	8.3	16.85	8.27	8.88	-3.14	-31.99	-9.88	0.35	0.34	9.97	9.27	99.80
Holding Company Structure(38)	11.54	30,284	150.2	15.33	10.44	11.34	1.38	-17.69	-2.25	0.27	0.23	7.89	7.38	61.05
Assets Over $1 Billion(12)	14.51	75,285	383.8	18.10	13.15	14.03	2.41	-11.64	-3.77	0.25	0.25	8.11	7.52	57.55
Assets $500 Million-$1 Billion(9)	10.32	16,297	70.5	15.75	9.51	10.16	1.50	-26.15	-6.23	0.26	0.26	7.12	6.64	53.97
Assets $250-$500 Million(19)	10.18	7,249	32.5	13.18	9.09	10.05	1.70	-18.60	-0.30	0.27	0.20	7.83	7.39	63.50
Assets less than $250 Million(1)	8.20	2,300	8.0	20.00	7.53	8.75	-6.29	-31.15	6.77	0.41	0.38	8.88	8.88	57.65
Goodwill Companies(19)	11.43	39,033	171.5	15.46	10.37	11.13	2.36	-18.43	-5.15	0.24	0.23	7.64	6.70	65.45
Non-Goodwill Companies(20)	11.65	20,171	120.1	15.66	10.42	11.45	1.33	-19.99	0.42	0.29	0.23	7.91	7.81	56.59
MHC Institutions(41)	11.46	29,346	144.9	15.34	10.35	11.23	1.67	-18.34	-2.35	0.26	0.23	7.80	7.32	59.66
MHC Converted Last 3 Months(2)	9.91	33,902	152.8	11.00	9.50	10.02	-1.10	-0.95	-4.83	0.22	0.20	8.11	7.93	38.24

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2005 or within the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Copyright (c) 2006 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 25, 2008

	Financial Institution	Market Capitalization: Price/ Share(1) ($)	Shares Outst- anding (000)	Market Capital- ization(9) ($Mil)	Price Change Data: 52 Week (1) High ($)	52 Week (1) Low ($)	Last Week ($)	% Change From: Last Week (%)	52 Wks Ago(2) (%)	Dec 31, 2004(2) (%)	Current Per Share Financials: Trailing 12 Mo. EPS(3) ($)	12 Mo. Core EPS(3) ($)	Book Value/ Share ($)	Tangible Book Value/ Share(4) ($)	Assets/ Share ($)
NYSE Traded Companies															
AF	Astoria Financial Corp. of NY	23.64	95,729	2,263.0	30.56	19.75	20.76	13.87	-19.48	1.59	1.49	1.46	12.59	10.66	227.16
BFF	BFC Financial Corp. of FL(8)	1.18	47,499	56.0	6.90	0.81	1.25	-5.60	-81.00	-21.85	-0.10	-0.24	4.52	2.37	211.28
BBX	BankAtlantic Bancorp Inc of FL	3.99	56,044	223.6	13.91	2.89	3.62	10.22	-69.14	-2.68	-0.25	-0.51	8.42	7.06	115.72
DSL	Downey Financial Corp. of CA	26.91	27,854	749.6	74.85	21.64	22.95	17.25	-61.23	-13.50	3.80	3.14	51.85	51.74	517.62
FED	FirstFed Financial Corp. of CA	36.07	13,641	492.0	69.70	27.82	30.35	18.85	-44.37	0.70	8.64	8.25	47.12	47.08	540.14
FBC	Flagstar Bancorp, Inc. of MI	7.56	60,271	455.6	14.93	5.06	5.40	40.00	-47.83	8.46	-0.04	-0.57	12.09	12.09	274.84
GLK	Great Lakes Bancorp, Inc of NY(8)	12.45	10,826	134.8	14.97	11.35	11.50	8.26	-12.75	-2.89	-0.31	-0.35	12.15	12.12	83.48
GFG	Guaranty Financial Group of TX(8)	14.10	0	0.0	16.58	10.60	12.50	12.80	41.00	-11.88	0.00	0.00	0.00	0.00	0.00
IMB	IndyMac Bancorp, Inc. of CA	6.13	76,949	471.7	40.15	3.95	4.42	38.69	-83.74	3.03	-0.43	-1.39	24.31	22.69	438.38
NYB	New York Community Bcrp of NY	17.30	314,823	5,446.4	19.87	14.44	15.06	14.87	5.94	-1.59	0.84	1.11	12.81	4.98	95.42
NAL	NewAlliance Bancshares of CT	11.32	111,619	1,263.5	17.09	9.50	10.34	9.48	-29.34	-1.74	0.21	0.39	12.71	7.45	73.39
PFB	PFF Bancorp, Inc. of Pomona CA	9.80	22,622	221.7	34.29	7.12	8.02	22.19	-69.63	-18.60	0.86	0.86	15.21	15.16	196.76
PFS	Provident Fin. Serv. Inc of NJ	12.61	59,647	752.1	18.68	11.62	12.52	0.72	-29.28	-12.55	0.77	0.69	17.21	8.46	104.78
SOV	Sovereign Bancorp, Inc. of PA	10.59	481,400	5,098.0	26.70	8.71	9.75	8.62	-56.63	-7.11	0.23	0.47	17.72	6.49	179.91
AMEX Traded Companies															
FDT	Federal Trust Corp. of FL	1.85	9,436	17.5	10.69	1.50	2.05	-9.76	-81.86	-10.63	-0.92	-0.88	4.69	4.69	77.03
GOV	Gouverneur Bcp MHC of NY(43.0)	8.20	2,300	8.0	20.00	7.53	8.75	-6.29	-31.15	6.77	0.41	0.38	8.88	8.88	57.65
TSH	Teche Hlding Cp of N Iberia LA	37.85	2,210	83.6	51.66	35.00	36.00	5.14	-25.78	0.26	3.02	2.97	30.32	28.60	325.51
NASDAQ Listed OTC Companies															
ABBC	Abington Bancorp, Inc. of PA	9.10	24,450	222.5	12.74	8.50	8.91	2.13	-23.40	-3.19	0.27	0.27	10.10	10.10	44.21
ALLB	Alliance Bank MHC of PA (45.0)	8.17	7,225	26.6	10.65	6.89	7.95	2.77	-23.29	11.76	0.21	0.21	6.96	6.96	58.45
ASBI	Ameriana Bncp of New Castle IN	8.70	2,989	26.0	13.01	7.01	8.87	-1.92	-32.56	2.35	0.08	0.36	11.22	10.94	141.22
ABNJ	American Bncrp of NJ Inc of NJ	10.29	11,946	122.9	11.98	10.00	10.43	-1.34	-12.05	1.58	0.05	0.04	8.42	8.42	48.03
ABCW	Anchor BanCorp Wisconsin of WI	22.27	21,342	475.3	29.96	19.45	20.89	6.61	-22.24	-5.31	1.77	1.66	15.88	14.94	216.08
ACFC	Atl Cst Fed Cp of GA MHC(36.2)	9.30	13,676	47.2	20.06	8.10	9.07	2.54	-47.37	-21.72	0.23	0.23	6.64	6.43	66.96
BCSB	BCSB Bankcorp MHC of MD (36.5)(8)	6.00	5,930	13.0	17.30	5.50	6.67	-10.04	-59.29	-4.31	-0.49	0.13	5.83	5.42	108.33
BKMU	Bank Mutual Corp of WI	11.36	49,835	566.1	12.25	9.68	10.71	6.07	-2.07	7.47	0.35	0.34	9.24	8.14	70.89
BFIN	BankFinancial Corp. of IL	15.49	22,569	349.6	17.98	13.01	15.09	2.65	-10.46	-2.09	0.33	0.31	13.45	12.09	66.67
BKUNA	BankUnited Fin. Corp. of FL	5.32	35,661	189.7	28.35	3.01	3.33	59.76	-80.06	-22.90	2.27	2.20	22.54	21.75	421.93
BFED	Beacon Federal Bancorp of NY	10.06	7,405	74.5	12.26	9.57	9.95	1.11	0.60	0.60	0.34	0.33	14.64	14.64	101.54
BNCL	Beneficial Mut MHC of PA(44.3)	9.79	82,265	357.1	10.02	8.31	9.39	4.26	-2.10	0.72	-0.08	-0.08	7.46	5.81	42.92
BFBC	Benjamin Frkln Bncrp Inc of MA	13.44	7,858	105.6	16.00	11.50	13.16	2.13	-10.82	2.36	0.45	0.60	13.62	8.99	115.44
BHLB	Berkshire Hills Bancorp of MA	21.79	10,493	228.6	34.82	19.50	20.61	5.73	-34.96	-16.19	1.39	1.66	31.51	14.05	235.59
BOFI	Bofi Holding, Inc. Of CA	7.01	8,268	58.0	8.00	6.80	7.03	-0.28	1.59	-1.96	0.36	0.32	8.50	8.50	123.94
BYFC	Broadway Financial Corp. of CA	8.00	1,762	14.1	11.29	3.50	8.00	0.00	-22.10	-7.94	0.81	0.80	10.84	10.84	189.10
BRKL	Brookline Bancorp, Inc. of MA	9.82	57,998	569.5	13.55	8.39	9.06	8.39	-24.64	-3.35	0.33	0.33	9.16	8.31	41.24
BFSB	Brooklyn Fed MHC of NY (31.0)	12.83	13,311	50.9	15.50	12.00	12.75	0.63	-7.63	-2.95	0.29	0.28	6.41	6.41	29.33
CITZ	CFS Bancorp, Inc of Munster IN	13.57	10,756	146.0	15.15	13.04	13.52	0.37	-7.62	-7.62	0.66	0.66	12.05	11.93	108.71
CMSB	CMS Bancorp Inc of W Plains NY	10.27	2,055	21.1	12.00	9.26	10.40	-1.25	2.70	-0.77	-0.51	-0.51	11.85	11.85	84.43
CFFN	Capitol Fd Fn MHC of KS (29.8)	31.03	74,259	677.7	40.42	27.63	28.63	8.38	-20.70	0.10	0.43	0.44	11.68	11.68	103.37
CARV	Carver Bancorp, Inc. of NY	14.80	2,481	36.7	17.10	12.64	14.16	4.52	-11.90	9.14	1.85	1.79	21.18	18.37	308.35
CEBK	Central Bncrp of Somerville MA	20.43	1,640	33.5	32.80	20.00	20.15	1.39	-34.94	1.39	0.76	0.45	23.51	22.15	337.02
CFBK	Central Federal Corp. of OH	4.42	4,435	19.6	7.52	3.75	4.25	4.00	-39.37	14.51	-0.05	0.00	6.11	6.11	61.16
CHEV	Cheviot Fin Cp MHC of OH(40.3)	9.70	9,018	38.5	13.75	7.85	8.96	8.26	-26.18	2.00	0.11	0.11	7.56	7.56	35.03
CBNK	Chicopee Bancorp, Inc. of MA	12.29	7,414	91.1	16.19	11.86	12.12	1.40	-21.42	-5.10	0.25	0.19	14.27	14.27	62.54
CZWI	Citizens Comm Bncorp Inc of WI	8.55	7,118	60.9	9.78	7.90	8.13	5.17	-11.12	-2.51	0.10	0.10	10.98	10.00	54.24
CTZN	Citizens First Bancorp of MI	11.56	7,960	92.0	28.54	10.80	11.86	-2.53	-55.89	-5.79	0.64	0.64	21.94	20.40	229.15
CSBC	Citizens South Bnkg Corp of NC	9.95	7,770	77.3	13.40	9.21	9.50	4.74	-23.11	-1.78	0.75	0.81	10.86	6.85	97.94
CSBK	Clifton Svg Bp MHC of NJ(41.0)	9.88	27,890	126.6	12.35	8.85	10.07	-1.89	-18.95	0.82	0.08	0.08	6.30	6.30	28.39
COBK	Colonial Bank MHC of NJ (44.9)	10.30	4,433	21.4	16.05	9.75	10.74	-4.10	-28.07	1.48	0.33	0.32	8.50	8.50	99.00
CFFC	Community Fin. Corp. of VA	9.48	4,298	40.7	12.75	7.25	8.93	6.16	-23.61	5.45	0.89	0.90	9.13	9.13	112.99
DNBK	Danvers Bancorp, Inc. of MA	9.80	17,843	174.9	10.00	9.40	9.60	2.08	-2.00	-2.00	0.34	0.34	12.18	12.15	82.47
DCOM	Dime Community Bancshare of NY	13.75	33,910	466.3	15.99	10.70	12.01	14.49	3.31	7.67	0.68	0.67	7.96	6.32	97.36
ESBF	ESB Financial Corp. of PA	9.98	12,409	123.8	11.50	9.55	9.75	2.36	-10.09	-0.20	0.65	0.60	10.15	6.59	154.56
ESSA	ESSA Bancorp, Inc. of PA	11.77	16,981	199.9	12.21	9.56	11.00	7.00	17.70	4.62	-0.47	-0.47	12.05	12.05	53.61
ESBK	Elmira Svgs Bank, FSB of NY	19.75	1,451	28.7	27.51	18.50	19.53	1.13	-26.72	0.77	1.16	1.54	17.48	17.37	268.79
FFDF	FFD Financial Corp of Dover OH	14.50	1,087	15.8	18.51	13.61	14.74	-1.63	-16.91	0.00	1.46	1.37	16.82	16.82	159.46
FFCO	FedFirst Fin MHC of PA (45.2)	9.10	6,589	27.9	9.69	8.50	8.75	4.00	-5.21	0.89	-0.22	-0.22	6.79	6.63	44.21
FSBI	Fidelity Bancorp, Inc. of PA	16.00	3,016	48.3	19.50	12.69	13.78	16.11	-15.57	22.51	1.23	1.15	15.41	14.50	240.91

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 25, 2008

Financial Institution		Market Capitalization: Price/ Share(1) ($)	Shares Outst-anding (000)	Market Capital-ization(9) ($Mil)	Price Change Data: 52 Week (1) High ($)	52 Week (1) Low ($)	Last Week ($)	% Change From Last Week (%)	% Change From 52 Wks Ago(2) (%)	% Change From Dec 31, 2004(2) (%)	Current Per Share Financials: Trailing 12 Mo. EPS(3) ($)	12 Mo. Core EPS(3) ($)	Book Value/ Share ($)	Tangible Book Value/ Share(4) ($)	Assets/ Share ($)
NASDAQ Listed OTC Companies (continued)															
FABK	First Advantage Bancorp of TN	10.65	5,265	56.1	11.50	10.02	10.60	0.47	6.50	0.38	0.19	0.23	14.65	14.65	50.18
FBTC	First BancTrust Corp of IL	9.75	2,228	21.7	12.25	9.03	10.20	-4.41	-16.24	-8.36	0.54	0.45	11.87	11.32	135.93
FBEI	First Bancorp of Indiana of IN	11.65	1,833	21.4	18.95	11.10	11.20	4.02	-33.81	2.64	0.43	0.38	18.58	14.71	198.55
FBSI	First Bancshares, Inc. of MO	15.60	1,551	24.2	17.51	13.05	15.00	4.00	-10.09	-8.07	-0.19	-0.24	17.34	17.16	158.02
FCAP	First Capital, Inc. of IN	16.25	2,823	45.9	18.25	15.16	16.85	-3.56	-10.37	-1.52	1.24	1.12	15.98	13.96	158.27
FCLF	First Clover Leaf Fin Cp of IL	10.10	8,655	87.4	12.00	9.40	9.80	3.06	-12.55	-0.49	0.30	0.29	10.31	9.03	43.72
FCFL	First Community Bk Corp of FL	10.32	4,082	42.1	22.00	9.83	11.08	-6.86	-44.84	-6.18	0.77	0.74	8.92	8.81	103.33
FDEF	First Defiance Fin. Corp of OH	20.20	7,059	142.6	30.00	17.30	20.75	-2.65	-28.04	-8.27	2.03	1.77	23.33	17.63	223.82
FFNM	First Fed of N. Michigan of MI	8.00	2,884	23.1	9.33	5.21	7.99	0.13	-12.57	8.84	-0.04	-0.04	11.73	10.48	91.03
FFBH	First Fed. Bancshares of AR	13.52	4,865	65.8	25.40	11.79	12.17	11.09	-42.25	-4.11	0.70	0.60	15.23	15.23	163.99
FFSX	First Federal Bankshares of IA	13.00	3,303	42.9	22.06	10.98	15.50	-16.13	-39.25	-7.47	0.76	0.54	20.53	14.93	190.91
FFNW	First Fin NW, Inc of Renton WA	9.59	22,853	219.2	11.95	8.78	9.01	6.44	-4.10	-2.54	0.40	0.42	12.91	12.29	51.44
FFCH	First Fin. Holdings Inc. of SC	21.38	11,657	249.2	37.17	20.54	21.00	1.81	-36.82	-22.03	2.15	2.03	15.93	13.99	232.60
FFHS	First Franklin Corp. of OH	7.72	1,681	13.0	18.19	6.33	9.98	-22.65	-52.05	-22.80	0.54	0.74	15.26	15.26	190.56
FKFS	First Keystone Fin., Inc of PA	9.10	2,433	22.1	20.61	8.50	9.10	0.00	-52.36	-3.81	0.19	0.11	14.26	14.26	215.73
FMSB	First Mutual Bncshrs Inc of WA(8)	27.00	6,698	180.8	28.70	21.01	26.40	2.27	21.35	-1.50	1.34	1.03	11.25	11.25	151.88
FNFG	First Niagara Fin. Group of NY	11.57	105,371	1,219.1	15.13	9.98	10.05	15.12	-21.13	-3.90	0.79	0.81	13.16	6.07	75.41
FPTB	First PacTrust Bancorp of CA	17.00	4,404	74.9	28.27	15.75	17.02	-0.12	-38.69	-6.64	0.76	0.76	18.98	18.98	174.95
FPFC	First Place Fin. Corp. of OH	13.58	16,416	222.9	23.89	9.85	11.56	17.47	-39.29	-2.93	1.52	1.22	19.66	13.12	195.09
FFIC	Flushing Fin. Corp. of NY	15.07	21,264	320.4	18.68	12.51	13.06	15.39	-10.51	-6.11	0.98	0.94	10.77	9.87	152.42
FXCB	Fox Chase Bncp MHC of PA(44.5)	10.75	14,680	70.2	14.32	10.27	10.80	-0.46	-20.66	-5.70	0.25	0.28	8.66	8.66	50.77
FBTX	Franklin Bank Corp of TX	4.26	25,371	108.1	19.94	3.43	3.83	11.23	-77.52	-1.16	0.66	0.24	15.45	4.85	226.50
GSLA	GS Financial Corp. of LA	16.50	1,266	20.9	21.50	16.12	17.29	-4.57	-14.06	-12.88	0.43	0.36	21.57	21.57	140.02
PEDE	Great Pee Dee Bancorp of SC(8)	21.30	1,813	38.6	24.99	15.05	21.50	-0.93	41.81	-5.46	0.88	0.86	15.09	14.84	122.25
GCBC	Green Co Bcrp MHC of NY (44.5)	12.00	4,151	22.1	15.50	10.50	12.22	-1.80	-18.26	-0.41	0.50	0.54	8.62	8.62	81.70
HFFC	HF Financial Corp. of SD	15.16	3,965	60.1	18.50	1.59	15.20	-0.26	-13.62	0.07	1.43	1.89	15.93	14.68	256.19
HMNF	HMN Financial, Inc. of MN	23.99	4,176	100.2	35.55	21.18	21.81	10.00	-30.06	-2.28	2.67	2.45	23.30	22.38	274.76
HBNK	Hampden Bancorp, Inc. of MA	10.09	7,950	80.2	12.59	9.00	9.97	1.20	-19.02	1.00	-0.14	-0.16	12.98	12.98	65.15
HARL	Harleysville Svgs Fin Cp of PA	13.75	3,727	51.2	17.97	10.55	13.00	5.77	-19.59	10.00	0.87	0.84	12.62	12.62	207.55
HWFG	Harrington West Fncl Grp of CA	10.26	5,553	57.0	18.00	10.02	10.75	-4.56	-43.00	-8.80	0.99	1.34	11.42	10.30	217.59
HBOS	Heritage Fn Gp MHC of GA(27.6)	12.53	10,819	42.1	16.81	10.86	11.80	6.19	-24.01	11.38	0.30	0.31	5.94	5.84	42.04
HIFS	Hingham Inst. for Sav. of MA	32.99	2,119	69.9	37.35	28.05	29.65	11.26	-9.86	11.30	1.96	1.96	25.55	25.55	351.03
HOME	Home Federal Bancorp Inc of ID	10.02	17,304	173.4	15.76	9.69	10.30	-2.72	-32.43	-0.20	0.36	0.31	11.46	11.46	45.93
HFBC	HopFed Bancorp, Inc. of KY	14.00	3,591	50.3	16.36	13.02	13.43	4.24	-12.55	-5.02	1.11	1.09	15.16	12.96	221.81
HCBK	Hudson City Bancorp, Inc of NJ	15.69	518,570	8,136.4	16.08	11.45	13.90	12.88	13.20	4.46	0.55	0.55	8.85	8.54	81.60
IFSB	Independence FSB of DC	6.34	1,552	9.8	11.00	4.52	6.50	-2.46	-37.84	-2.46	-1.41	-1.78	7.21	7.21	102.62
ISBC	Investors Bcrp MHC of NJ(43.4)	14.50	110,074	771.1	15.75	11.46	13.38	8.37	-6.09	2.55	0.19	0.21	7.56	7.56	52.95
JXSB	Jcksnville Bcp MHC of IL(47.7)	9.00	1,987	8.5	13.70	9.00	9.00	0.00	-32.84	-26.53	0.28	0.29	11.05	9.65	141.95
JFBI	Jefferson Bancshares Inc of TN	10.19	6,395	65.2	12.97	9.02	10.00	1.90	-19.95	0.89	0.29	0.29	11.57	11.57	52.46
KFED	K-Fed Bancorp MHC of CA (36.5)	8.69	13,945	45.8	20.08	7.61	7.95	9.31	-55.00	-13.88	0.31	0.32	6.69	6.38	57.78
KNBT	KNBT Bancorp, Inc. of PA(8)	16.17	26,526	428.9	18.00	12.66	14.29	13.16	-0.68	4.86	0.68	0.80	13.18	8.14	108.33
KFFB	KY Fst Fed Bp MHC of KY (44.5)	9.88	8,124	37.5	10.59	9.50	9.84	0.41	-2.66	-0.20	0.11	0.11	7.50	5.64	33.54
KRNY	Kearny Fin Cp MHC of NJ (28.4)	11.03	71,114	237.6	15.64	10.40	11.03	0.00	-28.05	-7.39	0.03	0.03	6.60	5.44	27.43
LSBX	LSB Corp of No. Andover MA	16.20	4,517	73.2	17.49	15.30	15.95	1.57	-1.82	1.25	0.80	0.94	13.04	13.04	134.85
LSBI	LSB Fin. Corp. of Lafayette IN	19.75	1,566	30.9	27.49	18.13	19.25	2.60	-22.55	2.86	1.72	1.63	22.24	22.24	220.23
LPSB	LaPorte Bancrp MHC of IN(47.3)	7.14	4,783	16.1	10.06	6.36	6.37	12.09	-28.60	5.78	0.31	0.18	9.54	7.46	81.03
LSBK	Lake Shore Bnp MHC of NY(43.7)	9.10	6,464	27.1	13.00	7.81	9.10	0.00	-26.91	5.69	0.23	0.23	8.24	8.24	55.13
LEGC	Legacy Bancorp, Inc. of MA	13.49	9,583	129.3	16.41	11.87	13.30	1.43	-12.29	1.73	0.12	0.24	14.33	14.00	89.58
LBCP	Liberty Bancorp, Inc. of MO	10.60	4,761	50.5	11.52	9.93	10.57	0.28	0.19	3.41	0.41	0.37	10.54	10.54	69.98
LABC	Louisiana Bancorp, Inc. of LA	10.45	6,346	66.3	11.36	9.85	10.00	4.50	4.50	-0.38	0.41	0.41	13.92	13.92	41.04
MFBC	MFB Corp. of Mishawaka IN(8)	34.54	1,314	45.4	36.00	24.40	34.75	-0.60	3.04	31.53	2.46	2.10	31.25	28.28	388.47
MSBF	MSB Fin Corp MHC of NJ (45.0)	9.55	5,621	24.2	12.05	9.17	9.65	-1.04	-20.35	0.00	0.28	0.28	7.74	7.74	51.03
MGYR	Magyar Bancorp MHC of NJ(45.1)	10.53	5,791	28.7	15.20	10.15	10.70	-1.59	-23.42	-1.13	0.12	0.12	8.32	8.32	81.71
MASB	MassBank Corp. of Reading MA	36.00	4,242	152.7	37.50	32.30	36.05	-0.14	10.43	-1.15	1.74	1.66	25.32	25.07	192.61
MFLR	Mayflower Bancorp, Inc. of MA	10.50	2,097	22.0	13.77	10.00	11.25	-6.67	-15.46	-12.50	0.46	0.39	9.35	9.33	115.30
EBSB	Meridian Fn Serv MHC MA (45.0)	9.56	23,000	98.9	10.00	9.56	10.00	-4.40	-4.40	-4.40	0.14	0.14	8.81	8.81	44.12
CASH	Meta Financial Group of IA	30.10	2,590	78.0	42.00	27.89	32.25	-6.67	1.24	-26.89	0.19	0.96	18.57	17.26	264.90
MFSF	MutualFirst Fin. Inc. of IN	13.00	4,299	55.9	20.98	12.51	12.80	1.56	-35.80	-6.74	0.94	0.96	20.42	16.87	224.89
NASB	NASB Fin. Inc. of Grandview MO	27.57	7,868	216.9	40.46	21.89	24.66	11.80	-25.28	4.51	1.95	0.74	18.99	18.62	191.47
NECB	NE Comm Bncrp MHC of NY (45.0)	11.99	13,225	71.4	12.89	9.25	11.64	3.01	0.59	1.35	0.90	-0.04	8.19	8.19	24.02
NHTB	NH Thrift Bancshares of NH	12.25	5,720	70.1	16.33	10.43	12.00	2.08	-22.96	-1.21	0.78	0.65	10.78	6.92	133.00
NVSL	Naug Vlly Fin MHC of CT (43.2)	9.54	7,314	31.6	12.95	8.51	9.48	0.63	-24.47	0.42	0.15	0.15	6.86	6.84	60.80
NFSB	Newport Bancorp, Inc. of RI	11.85	4,746	56.2	14.00	11.25	11.65	1.72	-14.38	0.42	0.27	0.27	12.51	12.51	67.64
FFFD	North Central Bancshares of IA	32.98	1,340	44.2	41.24	30.18	33.89	-2.69	-14.98	3.06	3.20	3.20	31.20	27.51	388.12
NFBK	Northfield Bcp MHC of NY(45.0)	10.25	44,803	206.7	12.00	9.45	10.03	2.19	2.50	-5.27	0.30	0.25	7.41	7.05	32.36

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of January 25, 2008

		Market Capitalization			Price Change Data							Current Per Share Financials				
			Shares	Market	52 Week (1)			% Change From							Tangible	
		Price/	Outst-	Capital-			Last	Last	52 Wks	Dec 31,		Trailing	12 Mo.	Book	Book	
Financial Institution		Share(1)	anding	ization(9)	High	Low	Week	Week	Ago(2)	2004(2)		12 Mo. EPS(3)	Core EPS(3)	Value/ Share	Value/ Share(4)	Assets/ Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)		($)	($)	($)	($)	($)
NASDAQ Listed OTC Companies (continued)																
NWSB	Northwest Bcrp MHC of PA(37.9)	24.41	48,580	517.0	30.03	23.50	24.65	7.14	0.96	-0.60		0.89	0.97	12.21	8.39	140.03
OSHC	Ocean Shr Hldg MHC of NJ(44.0)	10.00	8,408	38.6	13.83	9.50	9.95	0.50	-23.72	1.01		0.30	0.30	7.43	7.43	71.77
OCFC	OceanFirst Fin. Corp of NJ	15.83	12,346	195.4	22.85	14.05	14.87	6.46	-25.26	0.13		-0.28	0.72	10.01	10.01	156.88
ONFC	Oneida Financl MHC of NY(43.9)	9.03	7,788	31.4	13.44	9.03	9.30	-2.90	-19.73	-6.04		0.49	0.50	7.53	4.25	65.94
ORIT	Oritani Fin Cp MHC of NJ(32.0)	12.00	40,552	155.7	17.23	11.78	12.19	-1.56	-24.53	-2.44		0.30	0.30	6.83	6.83	30.48
OSBK	Osage Bancshares, Inc. of OK	9.40	3,604	33.9	10.05	7.47	8.85	6.21	-5.53	12.71		0.26	0.26	9.78	9.78	37.00
PSBH	PSB Hldgs Inc MHC of CT (44.0)	9.25	6,565	28.4	11.30	7.57	8.60	7.56	-15.22	2.89		0.30	0.30	7.76	6.55	74.59
PVFC	PVF Capital Corp. of Solon OH(8)	10.52	7,764	81.7	16.14	9.33	10.30	2.14	-3.04	-5.65		0.42	0.38	9.24	9.24	114.35
PBCI	Pamrapo Bancorp, Inc. of NJ	15.50	4,976	77.1	25.00	13.02	16.00	-3.13	-34.96	-23.27		0.99	0.99	11.81	11.81	125.42
PFED	Park Bancorp of Chicago IL	22.45	1,214	27.3	35.00	22.01	23.00	-2.39	-32.99	-8.37		0.22	0.18	25.16	25.16	180.78
PVSA	Parkvale Financial Corp of PA	25.51	5,460	139.3	31.05	24.66	24.77	2.99	-13.08	-8.07		2.49	2.43	23.68	18.00	338.23
PBHC	Pathfinder BC MHC of NY (36.3)	9.78	2,484	8.6	14.00	9.07	10.32	-5.23	-26.24	-4.59		0.38	0.26	8.48	6.92	126.35
PFDC	Peoples Bancorp of Auburn IN	15.00	3,106	46.6	20.20	14.01	15.15	-0.99	-20.13	1.01		0.90	0.87	19.97	19.20	151.06
PCBI	Peoples Community Bcrp. of OH(8)	14.11	4,839	68.3	18.43	13.01	14.01	0.71	-19.14	0.50		-0.87	-0.91	17.46	11.56	186.45
PBCT	Peoples United Financial of CT	16.03	288,101	4,618.3	22.81	14.29	15.41	4.02	-24.74	-9.94		0.50	0.47	15.74	15.37	47.03
PROV	Provident Fin. Holdings of CA	14.43	6,196	89.4	28.74	12.00	12.52	15.26	-49.55	-12.33		1.10	0.47	20.36	20.36	259.25
PBNY	Provident NY Bncrp, Inc. of NY	11.79	41,231	486.1	14.87	11.08	11.45	2.97	-18.52	-8.75		0.48	0.48	9.82	5.67	67.96
PBIP	Prudential Bncp MHC PA (40.5)	12.72	11,478	65.6	13.89	11.40	11.75	8.26	-5.15	2.17		0.30	0.30	7.05	7.05	41.31
PULB	Pulaski Fin Cp of St. Louis MO	10.53	9,935	104.6	16.97	9.40	10.10	4.26	-32.50	5.30		0.90	0.64	8.13	7.69	113.89
RPFG	Rainier Pacific Fin Grp of WA	13.44	6,517	87.6	23.50	12.06	12.71	5.74	-36.00	-9.25		0.63	0.61	13.75	13.28	135.38
RIVR	River Valley Bancorp of IN	16.50	1,636	27.0	20.00	13.75	16.51	-0.06	-7.04	15.38		1.34	1.32	15.23	15.21	212.73
RVSB	Riverview Bancorp, Inc. of WA	11.68	10,912	127.5	17.75	10.00	10.46	11.66	-26.86	1.13		1.03	1.01	8.48	6.08	75.21
RCKB	Rockville Fin MHC of CT (44.8)	11.07	19,249	96.8	15.90	9.75	11.20	-1.16	-26.20	-9.26		0.37	0.34	8.13	8.08	69.39
ROMA	Roma Fin Corp MHC of NJ (31.0)	15.25	31,750	154.7	18.00	13.54	14.22	7.24	-2.24	-2.80		0.25	0.25	7.01	6.99	27.62
ROME	Rome Bancorp, Inc. of Rome NY	11.60	7,789	90.4	12.81	10.91	11.37	2.02	-8.66	0.26		0.41	0.41	9.05	9.05	40.29
SIFI	SI Fin Gp Inc MHC of CT (41.3)	9.69	12,236	49.8	13.94	9.15	9.92	-2.32	-21.54	-1.52		0.13	0.12	6.73	6.68	62.56
SVBI	Severn Bancorp, Inc. of MD	8.66	10,067	87.2	22.55	8.07	8.59	0.81	-52.81	-10.63		1.24	1.22	9.29	9.26	93.85
SUPR	Superior Bancorp of AL	4.94	40,283	199.0	11.87	4.25	4.54	8.81	-55.54	-8.01		0.19	0.14	8.62	3.97	72.06
THRD	TF Fin. Corp. of Newtown PA	22.00	2,830	62.3	31.00	18.96	22.68	-3.00	-27.20	-10.71		1.79	1.74	23.99	22.38	237.74
TFSL	TFS Fin Corp MHC of OH (31.7)	11.32	332,319	1,190.9	13.20	10.43	10.89	3.95	13.20	-5.19		0.08	0.07	5.98	5.95	30.93
TONE	TierOne Corp. of Lincoln NE(8)	19.02	18,054	343.4	33.02	17.65	18.88	0.74	-34.30	-14.13		0.93	0.89	20.11	17.38	196.23
TSBK	Timberland Bancorp, Inc. of WA	12.74	6,918	88.1	19.15	10.55	12.63	0.87	-30.84	4.60		1.18	1.14	10.78	9.78	93.21
TRST	TrustCo Bank Corp NY of NY	9.72	75,326	732.2	11.67	9.00	9.17	6.00	-7.25	-2.02		0.54	0.54	3.12	3.11	44.36
UCBA	United Comm Bncp MHC IN (43.8)	10.37	8,347	39.5	12.75	8.50	11.25	-7.82	-15.48	-15.69		0.19	0.09	7.33	7.33	45.25
UCFC	United Community Fin. of OH	5.81	30,052	174.6	12.50	4.28	4.97	16.90	-50.64	5.25		0.56	0.49	9.21	8.05	91.24
UBNK	United Financial Bncrp of MA	10.98	17,764	195.0	15.37	9.99	10.70	2.62	-20.78	-1.08		0.28	0.28	12.58	12.56	64.53
UWBK	United Western Bncp, Inc of CO	18.90	7,280	137.6	26.32	17.40	19.12	-1.15	-5.74	-5.50		1.50	1.63	15.49	15.49	284.00
VPFG	ViewPoint Finl MHC of TX(45.4)	15.00	25,789	174.1	19.00	13.75	14.86	0.94	-12.94	-9.26		0.23	0.22	8.20	8.17	63.14
WSB	WSB Holdings, Inc. of Bowie MD	5.75	7,591	43.6	9.25	0.02	5.29	8.70	-34.44	9.52		0.28	0.23	8.36	8.36	57.35
WSFS	WSFS Financial Corp. of DE	47.82	6,167	294.9	70.85	41.12	44.66	7.08	-22.33	-4.74		4.82	4.92	32.93	32.70	500.05
WVFC	WVS Financial Corp. of PA	16.25	2,263	36.8	17.20	15.77	16.10	0.93	-0.91	-1.10		1.59	1.59	13.70	13.70	198.51
WFSL	Washington Federal, Inc. of WA	22.37	87,475	1,956.8	27.44	18.26	19.05	17.43	-1.19	5.97		1.54	1.54	15.07	13.84	117.58
WAUW	Wauwatosa Hlds MHC of WI(29.1)	12.20	31,419	122.5	18.00	11.75	12.10	0.83	-31.34	-4.84		0.11	0.07	6.44	6.44	53.46
WAYN	Wayne Savings Bancshares of OH	11.23	3,125	35.1	14.63	10.09	11.00	2.09	-22.01	3.31		0.68	0.69	10.90	10.15	127.65
WFD	Westfield Fin. Inc. of MA	10.08	31,934	321.9	12.29	8.52	9.21	9.45	-7.95	3.92		0.23	0.23	9.07	9.07	32.68
WFBC	Willow Financial Bcp Inc of PA	8.26	15,496	128.0	13.89	7.50	7.99	3.38	-38.72	-1.55		0.50	0.48	13.32	6.28	101.66

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1
Weekly Thrift Market Line - Part Two
Prices As Of January 25, 2008

Financial Institution	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)		
	Equity/ Assets (%)	Tang. Equity/ Assets (%)	Reported Earnings ROA(5) (%)	Reported Earnings ROE(5) (%)	Reported Earnings ROI(5) (%)	Core Earnings ROA(5) (%)	Core Earnings ROE(5) (%)	NPAs Assets (%)	Resvs/ NPAs (%)	Resvs/ Loans (%)	Price/ Earning (X)	Price/ Book (%)	Price/ Assets (%)	Price/ Tang. Book (%)	Price/ Core Earnings (x)	Ind. Div./ Share ($)	Divi- dend Yield (%)	Payout Ratio(7) (%)
Market Averages. All Public Companies(no MHCs)																		
SAIF-Insured Thrifts(127)	11.99	10.81	0.52	5.06	5.43	0.50	4.90	0.70	206.89	0.92	17.76	97.24	11.47	112.31	18.91	0.43	2.97	38.16
NYSE Traded Companies(14)	9.66	6.71	0.45	4.63	4.94	0.42	3.87	0.85	172.59	1.13	12.58	79.36	7.85	124.79	15.74	0.47	4.09	27.91
AMEX Traded Companies(2)	7.70	7.44	-0.13	-3.31	7.98	-0.11	-3.03	2.62	74.05	1.31	12.53	82.14	7.01	85.89	12.74	0.67	1.77	44.37
NASDAQ Listed OTC Companies(111)	12.31	11.31	0.54	5.27	5.46	0.52	5.16	0.64	214.11	0.89	18.19	99.43	11.94	111.50	19.29	0.42	2.88	38.84
California Companies(9)	7.62	7.51	0.50	6.41	8.54	0.44	5.70	1.12	153.09	1.07	12.23	69.41	5.35	70.73	14.62	0.49	4.73	25.55
Florida Companies(5)	6.83	6.47	-0.02	-0.13	14.62	-0.08	-0.83	1.68	97.08	1.30	7.87	56.53	4.27	59.39	8.18	0.01	0.22	0.44
Mid-Atlantic Companies(34)	11.06	9.35	0.49	5.32	4.33	0.50	5.51	0.32	253.23	0.84	17.49	115.04	12.06	142.03	17.96	0.44	3.02	40.14
Mid-West Companies(39)	10.57	9.67	0.49	5.11	5.47	0.46	4.76	1.09	111.80	0.85	15.81	91.92	9.70	100.36	18.47	0.52	3.52	50.92
New England Companies(18)	16.15	14.74	0.50	3.76	3.35	0.52	3.80	0.29	330.91	0.94	24.88	100.33	15.90	116.22	24.83	0.38	2.26	37.85
North-West Companies(6)	14.18	12.81	1.06	8.07	6.76	1.05	7.95	0.07	332.50	0.85	16.39	115.28	15.36	132.65	16.43	0.40	2.58	35.16
South-East Companies(11)	15.72	14.52	0.64	5.78	5.51	0.63	5.61	0.78	233.93	1.29	21.19	91.29	13.24	105.98	20.57	0.42	2.38	23.38
South-West Companies(3)	16.63	14.29	0.51	3.62	9.13	0.41	2.16	0.45	375.50	0.42	21.30	61.84	13.64	91.97	26.95	0.17	1.81	0.00
Western Companies (Excl CA)(2)	15.20	15.20	0.65	6.52	5.76	0.62	6.73	0.37	298.39	0.70	20.22	104.72	14.24	104.72	21.96	0.22	1.58	34.39
Thrift Strategy(120)	11.98	10.82	0.51	5.02	5.50	0.50	4.89	0.70	205.44	0.91	17.80	97.41	11.47	112.16	18.74	0.43	3.02	38.72
Mortgage Banker Strategy(4)	8.08	6.12	0.29	3.75	2.87	0.19	2.46	0.89	95.24	1.18	12.85	79.57	6.30	109.91	22.22	0.37	2.18	35.38
Diversified Strategy(2)	20.03	19.61	1.09	10.01	6.60	1.07	9.99	0.15	499.54	1.07	20.99	123.53	21.82	125.27	21.91	0.47	2.07	8.30
Companies Issuing Dividends(104)	11.47	10.25	0.59	5.90	5.93	0.58	5.80	0.68	203.73	0.90	17.55	101.43	11.47	117.00	18.51	0.52	3.55	47.22
Companies Without Dividends(22)	14.67	13.68	0.15	0.71	2.71	0.11	0.24	0.80	228.50	1.00	19.71	75.63	11.47	88.11	22.34	0.00	0.00	0.00
Equity/Assets <6%(8)	5.32	5.05	0.37	6.59	9.88	0.33	5.92	0.71	140.42	0.66	10.21	83.54	4.49	90.17	9.57	0.46	4.63	32.38
Equity/Assets 6-12%(75)	8.59	7.64	0.54	6.17	6.47	0.51	5.94	0.85	160.96	0.95	14.74	100.65	8.55	113.83	16.61	0.50	3.25	40.80
Equity/Assets >12%(43)	19.10	17.36	0.51	2.86	2.85	0.51	2.90	0.39	307.27	0.91	26.20	93.68	17.79	113.52	26.30	0.30	2.19	31.96
Converted Last 3 Mths (no MHC)(4)	22.10	22.09	0.50	2.36	2.85	0.49	2.32	0.39	300.63	0.98	31.96	81.97	17.98	82.05	33.45	0.11	1.00	17.59
Actively Traded Companies(9)	9.33	8.34	0.63	6.49	5.09	0.65	6.78	0.42	213.37	0.81	17.83	114.85	10.98	130.84	17.90	0.69	3.21	46.58
Market Value Below $20 Million(6)	7.90	7.98	-0.17	-2.62	0.76	-0.20	-3.06	1.20	203.67	0.87	11.37	68.39	5.53	68.39	10.34	0.24	2.71	45.52
Holding Company Structure(121)	12.05	10.81	0.55	5.33	5.77	0.53	5.19	0.72	204.32	0.93	17.73	97.28	11.54	113.16	18.90	0.44	3.04	38.40
Assets Over $1 Billion(55)	11.43	9.46	0.63	6.35	6.76	0.60	6.05	0.70	183.32	0.93	16.87	101.31	11.38	127.27	18.90	0.46	3.29	37.48
Assets $500 Million-$1 Billion(36)	10.91	10.09	0.47	4.84	5.45	0.46	4.84	0.64	248.08	0.87	16.97	99.39	10.81	110.56	17.62	0.49	2.82	42.66
Assets $250-$500 Million(26)	14.01	13.58	0.51	4.53	4.77	0.51	4.65	0.78	187.57	0.94	18.93	88.67	12.28	91.74	19.72	0.34	2.78	33.32
Assets less than $250 Million(9)	13.31	13.29	0.04	-0.56	-0.95	-0.04	-1.43	0.64	287.78	0.97	26.82	90.61	12.00	90.76	24.55	0.32	2.20	45.21
Goodwill Companies(82)	10.73	9.05	0.61	6.31	6.56	0.60	6.22	0.64	186.76	0.91	16.41	101.27	10.69	123.10	17.95	0.50	3.33	41.15
Non-Goodwill Companies(41)	14.22	14.22	0.33	2.67	3.19	0.30	2.35	0.84	249.60	0.94	20.91	90.07	12.90	90.07	21.43	0.31	2.30	31.31
Acquirors of FSLIC Cases(4)	9.45	9.13	0.18	0.06	-0.08	0.11	-0.84	0.74	107.26	0.76	10.80	91.45	9.14	95.28	15.75	0.37	1.84	33.59

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2001 or in the past 52 weeks. Percent change figures are actual year-to-date and are not annualised
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Copyright (c) 2006 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 25, 2008

Financial Institution	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data(6)		
	Equity/ Assets (%)	Tang. Equity/ Assets (%)	Reported Earnings ROA(5) (%)	Reported Earnings ROE(5) (%)	Reported Earnings ROI(5) (%)	Core Earnings ROA(5) (%)	Core Earnings ROE(5) (%)	NPAs Assets (%)	Resvs/ NPAs (%)	Resvs/ Loans (%)	Price/ Earning (X)	Price/ Book (%)	Price/ Assets (%)	Price/ Tang. Book (%)	Price/ Core Earnings (x)	Ind. Div./ Share ($)	Divi- dend Yield (%)	Payout Ratio(7) (%)
Market Averages. MHC Institutions																		
SAIF-Insured Thrifts(41)	15.33	14.56	0.52	3.29	2.33	0.40	2.88	0.49	177.96	0.70	29.25	147.33	23.04	157.77	32.03	0.25	2.01	17.92
AMEX Traded Companies(1)	15.40	15.40	0.71	4.66	5.00	0.66	4.32	0.48	143.06	0.83	20.00	92.34	14.22	92.34	21.58	0.32	3.90	0.00
NASDAQ Listed OTC Companies(40)	15.33	14.54	0.51	3.26	2.27	0.39	2.84	0.49	179.02	0.70	29.79	148.74	23.27	159.45	32.68	0.25	1.97	17.92
California Companies(1)	11.58	11.04	0.55	4.68	3.57	0.57	4.83	0.18	193.05	0.41	28.03	129.90	15.04	136.21	27.16	0.40	4.60	0.00
Mid-Atlantic Companies(24)	16.43	15.63	0.63	3.63	2.52	0.44	3.06	0.41	184.29	0.70	29.42	146.97	24.93	160.05	31.93	0.19	1.62	21.78
Mid-West Companies(8)	15.30	14.15	0.32	2.28	1.82	0.26	1.87	0.89	60.95	0.61	27.59	150.28	23.08	159.91	35.35	0.42	2.53	0.00
New England Companies(5)	12.83	12.46	0.35	2.82	2.19	0.34	2.72	0.30	318.56	0.78	30.38	129.39	16.24	134.25	31.70	0.16	1.64	21.62
South-East Companies(2)	12.02	11.75	0.56	4.26	2.43	0.57	4.34	0.37	312.69	1.19	NM	175.50	21.85	179.59	NM	0.44	4.34	0.00
South-West Companies(1)	12.99	12.94	0.37	2.78	1.53	0.36	2.66	0.25	153.08	0.66	NM	182.93	23.76	183.60	NM	0.24	1.60	0.00
Thrift Strategy(41)	15.33	14.56	0.52	3.29	2.33	0.40	2.88	0.49	177.96	0.70	29.25	147.33	23.04	157.77	32.03	0.25	2.01	17.92
Companies Issuing Dividends(27)	15.24	14.40	0.61	3.87	2.70	0.45	3.34	0.35	197.95	0.69	28.05	150.14	23.39	163.03	30.07	0.37	2.98	50.77
Companies Without Dividends(14)	15.51	14.90	0.32	2.10	1.58	0.29	1.92	0.84	129.98	0.73	32.35	141.51	22.32	146.85	36.72	0.00	0.00	0.00
Equity/Assets 6-12%(17)	10.29	9.40	0.42	3.96	3.01	0.41	3.85	0.43	201.15	0.75	28.77	136.52	14.11	153.28	30.90	0.39	2.93	8.65
Equity/Assets >12%(23)	19.05	18.37	0.59	2.80	1.84	0.39	2.16	0.54	157.35	0.67	30.19	155.33	29.64	161.09	34.73	0.14	1.34	21.78
Market Value Below $20 Million(2)	11.59	11.10	0.46	3.64	4.06	0.44	3.51	0.48	141.13	0.93	26.07	86.90	10.28	92.80	26.31	0.31	3.62	0.00
Holding Company Structure(38)	15.20	14.38	0.52	3.29	2.34	0.39	2.83	0.53	163.15	0.73	29.32	146.65	22.73	157.76	32.33	0.25	1.96	14.87
Assets Over $1 Billion(12)	16.42	15.41	0.41	2.79	1.57	0.39	2.71	0.69	182.84	0.72	33.44	174.37	27.59	189.45	33.26	0.29	1.22	6.18
Assets $500 Million-$1 Billion(9)	14.83	14.08	0.50	3.54	2.57	0.51	3.60	0.21	350.02	0.61	26.60	145.87	22.90	159.01	29.24	0.26	2.70	0.00
Assets $250-$500 Million(19)	14.84	14.18	0.58	3.44	2.57	0.34	2.60	0.49	129.39	0.73	29.29	133.76	20.69	140.68	34.02	0.22	2.13	32.67
Assets less than $250 Million(1)	15.40	15.40	0.71	4.66	5.00	0.66	4.32	0.48	143.06	0.83	20.00	92.34	14.22	92.34	21.58	0.32	3.90	0.00
Goodwill Companies(19)	13.96	12.46	0.35	2.88	1.99	0.35	2.82	0.39	202.25	0.75	27.82	150.34	21.86	171.98	29.31	0.29	2.60	21.62
Non-Goodwill Companies(20)	15.95	15.82	0.66	3.72	2.66	0.43	2.97	0.56	163.19	0.65	29.75	147.01	23.74	148.06	34.00	0.24	1.69	20.11
MHC Institutions(41)	15.33	14.56	0.52	3.29	2.33	0.40	2.88	0.49	177.96	0.70	29.25	147.33	23.04	157.77	32.03	0.25	2.01	17.92
MHC Converted Last 3 Months(2)	21.43	20.88	0.62	2.82	2.20	0.54	2.48	0.91	40.44	1.15	34.17	123.42	26.67	126.95	NM	0.00	0.00	0.00

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 2001 or in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Copyright (c) 2006 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 25, 2008

	Financial Institution	Key Financial Ratios: Equity/ Assets (%)	Tang. Equity/ Assets (%)	Reported Earnings: ROA(5) (%)	Reported Earnings: ROE(5) (%)	Reported Earnings: ROI(5) (%)	Core Earnings: ROA(5) (%)	Core Earnings: ROE(5) (%)	Asset Quality Ratios: NPAs Assets (%)	Resvs/ NPAs (%)	Resvs/ Loans (%)	Pricing Ratios: Price/ Earning (X)	Price/ Book (%)	Price/ Assets (%)	Price/ Tang. Book (%)	Price/ Core Earnings (x)	Dividend Data(6): Ind. Div./ Share ($)	Divi- dend Yield (%)	Payout Ratio(7) (%)
NYSE Traded Companies																			
AF	Astoria Financial Corp. of NY	5.54	4.69	0.66	11.70	6.30	0.65	11.47	0.30	120.45	0.49	15.87	187.77	10.41	221.76	16.19	1.04	4.40	69.80
BFF	BFC Financial Corp. of FL(8)	2.14	1.12	-0.05	-2.20	-8.47	-0.11	-5.29	0.65	111.46	1.98	NM	26.11	0.56	49.79	NM	0.00	0.00	NM
BBX	BankAtlantic Bancorp Inc of FL	7.28	6.10	-0.22	-2.75	-6.27	-0.44	-5.60	0.77	109.17	1.97	NM	47.39	3.45	56.52	NM	0.02	0.50	NM
DSL	Downey Financial Corp. of CA	10.02	10.00	0.68	7.45	14.12	0.56	6.16	1.53	30.39	1.20	7.08	51.90	5.20	52.01	8.57	0.48	1.78	12.63
FED	FirstFed Financial Corp. of CA	8.72	8.72	1.37	16.98	23.95	1.32	16.29	0.85	176.44	1.72	4.17	76.55	6.68	76.61	4.35	0.00	0.00	0.00
FBC	Flagstar Bancorp, Inc. of MI	4.40	4.40	-0.02	-0.31	-0.53	-0.22	-4.38	1.18	28.00	0.62	NM	62.53	2.75	62.53	NM	0.20	2.65	NM
GLK	Great Lakes Bancorp, Inc of NY(8)	14.55	14.52	-0.38	-2.49	-2.49	-0.43	-2.81	0.30	109.93	0.53	NM	102.47	14.91	102.72	NM	0.00	0.00	NM
GFG	Guaranty Financial Group of TX(8)	0.00	0.00	NM	NM	0.00	NM	NM	NA	NA	NA	NM	NM	0.00	NM	NM	0.00	0.00	NM
IMB	IndyMac Bancorp, Inc. of CA	5.55	5.18	-0.11	-1.66	-7.01	-0.35	-5.38	1.64	14.85	0.72	NM	25.22	1.40	27.02	NM	1.00	16.31	NM
NYB	New York Community Bcrp of NY	13.42	5.22	0.91	6.92	4.86	1.20	9.14	0.05	598.36	0.46	20.60	135.05	18.13	347.39	15.59	1.00	5.78	NM
NAL	NewAlliance Bancshares of CT	17.32	10.15	0.30	1.68	1.86	0.56	3.11	0.19	278.04	0.92	NM	89.06	15.42	151.95	29.03	0.26	2.30	NM
PFB	PFF Bancorp, Inc. of Pomona CA	7.73	7.70	0.43	5.11	8.78	0.43	5.11	2.27	59.57	2.29	11.40	64.43	4.98	64.64	11.40	0.76	7.76	NM
PFS	Provident Fin. Serv. Inc of NJ	16.42	8.07	0.77	4.49	6.11	0.69	4.02	0.18	328.25	0.89	16.38	73.27	12.03	149.05	18.28	0.44	3.49	57.14
SOV	Sovereign Bancorp, Inc. of PA	9.85	3.61	0.13	1.30	2.17	0.26	2.66	0.39	155.00	1.10	NM	59.76	5.89	163.17	22.53	0.00	0.00	0.00
AMEX Traded Companies																			
FDT	Federal Trust Corp. of FL	6.09	6.09	-1.20	-16.85	NM	-1.15	-16.12	4.66	30.61	1.71	NM	39.45	2.40	39.45	NM	0.00	0.00	NM
GOV	Gouverneur Bcp MHC of NY(43.0)	15.40	15.40	0.71	4.66	5.00	0.66	4.32	0.48	143.06	0.83	20.00	92.34	14.22	92.34	21.58	0.32	3.90	NM
TSH	Teche Hlding Cp of N Iberia LA	9.31	8.79	0.94	10.23	7.98	0.93	10.06	0.58	117.49	0.90	12.53	124.84	11.63	132.34	12.74	1.34	3.54	44.37
NASDAQ Listed OTC Companies																			
ABBC	Abington Bancorp, Inc. of PA	22.85	22.85	0.67	3.95	2.97	0.67	3.95	0.47	34.37	0.27	33.70	90.10	20.58	90.10	33.70	0.18	1.98	66.67
ALLB	Alliance Bank MHC of PA (45.0)	11.91	11.91	0.37	3.49	2.57	0.37	3.49	0.39	166.71	1.12	38.90	117.39	13.98	117.39	38.90	0.24	2.94	NM
ASBI	Ameriana Bncp of New Castle IN	7.95	7.75	0.05	0.73	0.92	0.24	3.26	0.97	66.25	0.96	NM	77.54	6.16	79.52	24.17	0.16	1.84	NM
ABNJ	American Bncrp of NJ Inc of NJ	17.53	17.53	0.11	0.54	0.49	0.09	0.43	NA	NA	0.58	NM	122.21	21.42	122.21	NM	0.16	1.55	NM
ABCW	Anchor BanCorp Wisconsin of WI	7.35	6.91	0.83	11.28	7.95	0.78	10.58	1.18	41.47	0.55	12.58	140.24	10.31	149.06	13.42	0.72	3.23	40.68
ACFC	Atl Cst Fed Cp of GA MHC(36.2)	9.92	9.60	0.36	3.48	2.47	0.36	3.48	0.55	103.53	0.86	NM	140.06	13.89	144.63	NM	0.60	6.45	NM
BCSB	BCSB Bankcorp MHC of MD (36.5)(8)	5.38	5.00	-0.41	-8.55	-8.17	0.11	2.27	0.45	93.02	0.63	NM	102.92	5.54	110.70	NM	0.00	0.00	NM
BKMU	Bank Mutual Corp of WI	13.03	11.48	0.50	3.49	3.08	0.48	3.39	0.44	75.56	0.57	32.46	122.94	16.02	139.56	33.41	0.34	2.99	NM
BFIN	BankFinancial Corp. of IL	20.17	18.13	0.48	2.37	2.13	0.45	2.23	0.68	103.24	0.86	NM	115.17	23.23	128.12	NM	0.28	1.81	NM
BKUNA	BankUnited Fin. Corp. of FL	5.34	5.15	0.57	10.33	42.67	0.55	10.01	0.86	36.22	0.46	2.34	23.60	1.26	24.46	2.42	0.02	0.38	0.88
BFED	Beacon Federal Bancorp of NY	14.42	14.42	0.33	2.32	3.38	0.32	2.25	0.11	785.13	0.90	29.59	68.72	9.91	68.72	30.48	0.00	0.00	0.00
BNCL	Beneficial Mut MHC of PA(44.3)	17.38	13.54	-0.22	-1.47	-0.82	-0.22	-1.47	0.58	115.79	1.06	NM	131.23	22.81	168.50	NM	0.00	0.00	NM
BFBC	Benjamin Frkln Bncrp Inc of MA	11.80	7.79	0.39	3.27	3.35	0.52	4.36	0.40	163.66	0.97	29.87	98.68	11.64	149.50	22.40	0.24	1.79	53.33
BHLB	Berkshire Hills Bancorp of MA	13.37	5.96	0.65	5.31	6.38	0.78	6.34	0.48	184.37	1.14	15.68	69.15	9.25	155.09	13.13	0.60	2.75	43.17
BOFI	Bofi Holding, Inc. Of CA	6.86	6.86	0.34	4.41	5.14	0.30	3.92	NA	NA	0.28	19.47	82.47	5.66	82.47	21.91	0.00	0.00	0.00
BYFC	Broadway Financial Corp. of CA	5.73	5.73	0.46	7.96	10.13	0.46	7.06	0.15	401.26	0.69	9.88	73.80	4.23	73.80	10.00	0.20	2.50	24.69
BRKL	Brookline Bancorp, Inc. of MA	22.21	20.15	0.81	3.41	3.36	0.81	3.41	0.20	481.55	1.24	29.76	107.21	23.81	118.17	29.76	0.34	3.46	NM
BFSB	Brooklyn Fed MHC of NY (31.0)	21.85	21.85	0.96	4.63	2.26	0.93	4.47	0.02	NA	0.63	NM	200.16	43.74	200.16	NM	0.20	1.56	68.97
CITZ	CFS Bancorp, Inc of Munster IN	11.08	10.97	0.58	5.44	4.86	0.58	5.44	2.48	35.65	1.37	20.56	112.61	12.48	113.75	20.56	0.48	3.54	72.73
CMSB	CMS Bancorp Inc of W Plains NY	14.04	14.04	-0.67	-4.30	-4.97	-0.67	-4.30	NA	NA	0.18	NM	86.67	12.16	86.67	NM	0.00	0.00	NM
CFFN	Capitol Fd Fn MHC of KS (29.8)	11.30	11.30	0.40	3.68	1.39	0.41	3.76	0.11	49.98	0.08	NM	265.67	30.02	265.67	NM	2.00	6.45	NM
CARV	Carver Bancorp, Inc. of NY	6.87	5.96	0.60	8.98	12.50	0.58	8.69	0.65	108.46	0.84	8.00	69.88	4.80	80.57	8.27	0.40	2.70	21.62
CEBK	Central Bncrp of Somerville MA	6.98	6.57	0.22	3.20	3.72	0.13	1.89	0.98	71.26	0.74	26.88	86.90	6.06	92.23	NM	0.72	3.52	NM
CFBK	Central Federal Corp. of OH	9.99	9.99	-0.09	-0.78	-1.13	0.00	0.00	0.17	528.37	1.15	NM	72.34	7.23	72.34	NM	0.20	4.52	NM
CHEV	Cheviot Fin Cp MHC of OH(40.3)	21.58	21.58	0.31	1.44	1.13	0.31	1.44	0.46	49.15	0.20	NM	128.31	27.69	128.31	NM	0.32	3.30	NM
CBNK	Chicopee Bancorp, Inc. of MA	22.82	22.82	0.40	1.71	2.03	0.31	1.30	0.11	603.73	0.81	NM	86.12	19.65	86.12	NM	0.00	0.00	0.00
CZWI	Citizens Comm Bncorp Inc of WI	20.24	18.44	0.22	1.04	1.17	0.22	1.04	0.53	51.09	0.29	NM	77.87	15.76	85.50	NM	0.20	2.34	NM
CTZN	Citizens First Bancorp of MI	9.57	8.90	0.28	2.88	5.54	0.28	2.88	1.96	40.95	1.33	18.06	52.69	5.04	56.67	18.06	0.36	3.11	56.25
CSBC	Citizens South Bnkg Corp of NC	11.09	6.99	0.78	6.84	7.54	0.85	7.39	0.39	210.58	1.15	13.27	91.62	10.16	145.26	12.28	0.32	3.22	42.67
CSBK	Clifton Svg Bp MHC of NJ(41.0)	22.19	22.19	0.28	1.25	0.81	0.28	1.25	0.03	665.02	0.33	NM	156.83	34.80	156.83	NM	0.20	2.02	NM
COBK	Colonial Bank MHC of NJ (44.9)	8.59	8.59	0.36	3.96	3.20	0.35	3.84	0.32	106.74	0.63	31.21	121.18	10.40	121.18	32.19	0.00	0.00	0.00
CFFC	Community Fin. Corp. of VA	8.08	8.08	0.79	9.79	9.39	0.80	9.90	0.27	243.23	0.77	10.65	103.83	8.39	103.83	10.53	0.26	2.74	29.21
DNBK	Danvers Bancorp, Inc. of MA	14.77	14.73	0.41	2.79	3.47	0.41	2.79	NA	NA	NA	28.82	80.46	11.88	80.66	28.82	0.00	0.00	0.00
DCOM	Dime Community Bancshare of NY	8.18	6.49	0.71	8.13	4.95	0.70	8.01	0.09	524.51	0.54	20.22	172.74	14.12	217.56	20.52	0.56	4.07	NM
ESBF	ESB Financial Corp. of PA	6.57	4.26	0.42	6.34	6.51	0.39	5.85	0.21	135.29	0.85	15.35	98.33	6.46	151.44	16.63	0.40	4.01	61.54
ESSA	ESSA Bancorp, Inc. of PA	22.48	22.48	-0.89	-3.90	-3.99	-0.89	-3.90	0.11	436.48	0.67	NM	97.68	21.95	97.68	NM	0.00	0.00	NM
ESBK	Elmira Svgs Bank, FSB of NY	6.50	6.46	0.44	6.83	5.87	0.59	9.06	0.12	345.32	0.69	17.03	112.99	7.35	113.70	12.82	0.88	4.46	NM
FFDF	FFD Financial Corp of Dover OH	10.55	10.55	0.94	8.76	10.07	0.88	8.22	0.41	129.89	0.64	9.93	86.21	9.09	86.21	10.58	0.66	4.55	45.21
FFCO	FedFirst Fin MHC of PA (45.2)	15.36	15.00	-0.51	-3.17	-2.43	-0.51	-3.17	0.44	77.45	0.54	NM	134.02	20.58	137.25	NM	0.00	0.00	NM
FSBI	Fidelity Bancorp, Inc. of PA	6.40	6.02	0.51	8.14	7.69	0.47	7.61	NA	NA	0.66	13.01	103.83	6.64	110.34	13.91	0.56	3.50	45.53
FABK	First Advantage Bancorp of TN	29.19	29.19	0.38	1.30	1.78	0.46	1.57	0.80	113.64	1.40	NM	72.70	21.22	72.70	NM	0.00	0.00	0.00

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 25, 2008

Financial Institution	Key Financial Ratios: Equity/ Assets (%)	Tang. Equity/ Assets (%)	Reported Earnings: ROA(5) (%)	ROE(5) (%)	ROI(5) (%)	Core Earnings: ROA(5) (%)	ROE(5) (%)	Asset Quality Ratios: NPAs Assets (%)	Resvs/ NPAs (%)	Resvs/ Loans (%)	Pricing Ratios: Price/ Earning (X)	Price/ Book (%)	Price/ Assets (%)	Price/ Tang. Book (%)	Price/ Core Earnings (x)	Dividend Data(6): Ind. Div./ Share ($)	Divi- dend Yield (%)	Payout Ratio(7) (%)
NASDAQ Listed OTC Companies (continued)																		
FBTC First BancTrust Corp of IL	8.73	8.33	0.40	4.56	5.54	0.33	3.80	0.72	97.47	1.02	18.06	82.14	7.17	86.13	21.67	0.24	2.46	44.44
FBEI First Bancorp of Indiana of IN	9.36	7.41	0.22	2.31	3.69	0.19	2.05	0.11	268.26	0.45	27.09	62.70	5.87	79.20	30.66	0.60	5.15	NM
FBSI First Bancshares, Inc. of MO	10.97	10.86	-0.12	-1.10	-1.32	-0.15	-1.38	1.47	76.07	1.56	NM	89.97	9.87	90.91	NM	0.00	0.00	NM
FCAP First Capital, Inc. of IN	10.10	8.82	0.78	7.91	7.63	0.70	7.14	1.22	43.00	0.68	13.10	101.69	10.27	116.40	14.51	0.68	4.18	54.84
FCLF First Clover Leaf Fin Cp of IL	23.58	20.65	0.69	2.81	2.97	0.67	2.71	0.66	74.20	0.72	33.67	97.96	23.10	111.85	34.83	0.24	2.38	NM
FCFL First Community Bk Corp of FL	8.63	8.53	0.75	8.75	7.46	0.72	8.41	0.43	212.31	1.04	13.40	115.70	9.99	117.14	13.95	0.00	0.00	0.00
FDEF First Defiance Fin. Corp of OH	10.42	7.88	0.93	8.83	10.05	0.81	7.70	0.63	137.60	1.06	9.95	86.58	9.03	114.58	11.41	1.04	5.15	51.23
FFNM First Fed of N. Michigan of MI	12.89	11.51	-0.04	-0.33	-0.50	-0.04	-0.33	2.04	40.77	1.05	NM	68.20	8.79	76.34	NM	0.20	2.50	NM
FFBH First Fed. Bancshares of AR	9.29	9.29	0.41	4.51	5.18	0.35	3.87	3.75	13.94	0.81	19.31	88.77	8.24	88.77	22.53	0.64	4.73	NM
FFSX First Federal Bankshares of IA	10.75	7.82	0.40	3.62	5.85	0.29	2.57	0.96	28.87	0.40	17.11	63.32	6.81	87.07	24.07	0.42	3.23	55.26
FFNW First Fin NW, Inc of Renton WA	25.10	23.89	0.78	3.10	4.17	0.82	3.25	0.01	NA	0.37	23.98	74.28	18.64	78.03	22.83	0.00	0.00	0.00
FFCH First Fin. Holdings Inc. of SC	6.85	6.01	0.94	13.40	10.06	0.88	12.65	0.28	204.40	0.70	9.94	134.21	9.19	152.82	10.53	1.02	4.77	47.44
FFHS First Franklin Corp. of OH	8.01	8.01	0.28	3.55	6.99	0.38	4.86	1.49	33.17	0.47	14.30	50.59	4.05	50.59	10.43	0.36	4.66	66.67
FKFS First Keystone Fin., Inc of PA	6.61	6.61	0.09	1.39	2.09	0.05	0.80	0.60	102.47	1.12	NM	63.81	4.22	63.81	NM	0.00	0.00	0.00
FMSB First Mutual Bncshrs Inc of WA(8)	7.41	7.41	0.85	12.50	4.96	0.65	9.61	0.34	279.95	1.10	20.15	240.00	17.78	240.00	26.21	0.36	1.33	26.87
FNFG First Niagara Fin. Group of NY	17.45	8.05	1.06	6.05	6.83	1.08	6.20	0.30	291.88	1.25	14.65	87.92	15.34	190.61	14.28	0.56	4.84	70.89
FPTB First PacTrust Bancorp of CA	10.85	10.85	0.42	4.06	4.47	0.42	4.06	NA	NA	0.76	22.37	89.57	9.72	89.57	22.37	0.74	4.35	NM
FPFC First Place Fin. Corp. of OH	10.08	6.73	0.80	7.69	11.19	0.64	6.17	1.26	63.55	1.00	8.93	69.07	6.96	103.51	11.13	0.68	5.01	44.74
FFIC Flushing Fin. Corp. of NY	7.07	6.48	0.70	9.41	6.50	0.68	9.03	0.21	105.28	0.26	15.38	139.93	9.89	152.68	16.03	0.48	3.19	48.98
FXCB Fox Chase Bncp MHC of PA(44.5)	17.06	17.06	0.49	2.92	2.33	0.54	3.27	0.03	NA	0.74	NM	124.13	21.17	124.13	38.39	0.00	0.00	0.00
FBTX Franklin Bank Corp of TX	6.82	2.14	0.31	4.59	15.49	0.11	1.67	0.85	33.14	0.40	6.45	27.57	1.88	87.84	17.75	0.00	0.00	0.00
GSLA GS Financial Corp. of LA	15.40	15.40	0.32	2.01	2.61	0.27	1.68	0.30	683.67	3.03	38.37	76.50	11.78	76.50	NM	0.40	2.42	NM
PEDE Great Pee Dee Bancorp of SC(8)	12.34	12.14	0.72	5.83	4.13	0.70	5.70	0.57	144.41	1.04	24.20	141.15	17.42	143.53	24.77	0.64	3.00	72.73
GCBC Green Co Bcrp MHC of NY (44.5)	10.55	10.55	0.65	5.88	4.17	0.70	6.35	0.21	217.89	0.73	24.00	139.21	14.69	139.21	22.22	0.60	5.00	NM
HFFC HF Financial Corp. of SD	6.22	5.73	0.56	8.98	9.43	0.74	11.86	0.40	146.58	0.70	10.60	95.27	5.92	103.27	8.02	0.43	2.84	30.07
HMNF HMN Financial, Inc. of MN	8.48	8.15	1.04	11.81	11.13	0.95	10.84	1.45	65.54	1.34	8.99	102.96	8.73	107.19	9.79	1.00	4.17	37.45
HBNK Hampden Bancorp, Inc. of MA	19.92	19.92	-0.22	-1.49	-1.39	-0.25	-1.71	0.68	78.91	0.84	NM	77.73	15.49	77.73	NM	0.12	1.19	NM
HARL Harleysville Svgs Fin Cp of PA	6.08	6.08	0.42	6.68	6.33	0.41	6.45	0.05	462.62	0.46	15.80	108.95	6.62	108.95	16.37	0.68	4.95	NM
HWFG Harrington West Fncl Grp of CA	5.25	4.73	0.48	8.20	9.65	0.65	11.10	0.17	313.81	0.82	10.36	89.84	4.72	99.61	7.66	0.50	4.87	50.51
HBOS Heritage Fn Gp MHC of GA(27.6)	14.13	13.89	0.76	5.04	2.39	0.78	5.21	0.19	521.85	1.51	NM	210.94	29.80	214.55	NM	0.28	2.23	NM
HIFS Hingham Inst. for Sav. of MA	7.28	7.28	0.59	7.89	5.94	0.59	7.89	0.27	199.05	0.65	16.83	129.12	9.40	129.12	16.83	0.80	2.42	40.82
HOME Home Federal Bancorp Inc of ID	24.95	24.95	0.78	3.14	3.59	0.67	2.71	0.07	528.46	0.61	27.83	87.43	21.82	87.43	32.32	0.19	1.90	52.78
HFBC HopFed Bancorp, Inc. of KY	6.83	5.84	0.52	7.53	7.93	0.51	7.39	0.12	516.72	0.86	12.61	92.35	6.31	108.02	12.84	0.48	3.43	43.24
HCBK Hudson City Bancorp, Inc of NJ	10.85	10.47	0.76	5.94	3.51	0.76	5.94	0.11	74.63	0.14	28.53	177.29	19.23	183.72	28.53	0.36	2.29	65.45
IFSB Independence FSB of DC	7.03	7.03	-1.39	-18.38	-22.24	-1.76	-23.21	0.32	98.74	0.55	NM	87.93	6.18	87.93	NM	0.00	0.00	NM
ISBC Investors Bcrp MHC of NJ(43.4)	14.28	14.28	0.37	2.40	1.31	0.41	2.65	0.09	134.34	0.18	NM	191.80	27.38	191.80	NM	0.00	0.00	0.00
JXSB Jcksnville Bcp MHC of IL(47.7)	7.78	6.80	0.20	2.61	3.11	0.21	2.71	0.47	139.20	1.03	32.14	81.45	6.34	93.26	31.03	0.30	3.33	NM
JFBI Jefferson Bancshares Inc of TN	22.05	22.05	0.56	2.51	2.85	0.56	2.51	0.15	371.67	0.71	35.14	88.07	19.42	88.07	35.14	0.24	2.36	NM
KFED K-Fed Bancorp MHC of CA (36.5)	11.58	11.04	0.55	4.68	3.57	0.57	4.83	0.18	193.05	0.41	28.03	129.90	15.04	136.21	27.16	0.40	4.60	NM
KNBT KNBT Bancorp, Inc. of PA(8)	12.17	7.51	0.62	5.10	4.21	0.73	6.00	0.18	331.48	1.00	23.78	122.69	14.93	198.65	20.21	0.48	2.97	70.59
KFFB KY Fst Fed Bp MHC of KY (44.5)	22.36	16.82	0.33	1.47	1.11	0.33	1.47	0.36	73.77	0.42	NM	131.73	29.46	175.18	NM	0.40	4.05	NM
KRNY Kearny Fin Cp MHC of NJ (28.4)	24.06	19.83	0.11	0.45	0.27	0.11	0.45	0.08	378.54	0.66	NM	167.12	40.21	202.76	NM	0.20	1.81	NM
LSBX LSB Corp of No. Andover MA	9.67	9.67	0.64	6.19	4.94	0.75	7.28	0.03	NA	1.36	20.25	124.23	12.01	124.23	17.23	0.56	3.46	70.00
LSBI LSB Fin. Corp. of Lafayette IN	10.10	10.10	0.75	7.75	8.71	0.71	7.35	4.80	17.91	1.03	11.48	88.80	8.97	88.80	12.12	1.00	5.06	58.14
LPSB LaPorte Bancrp MHC of IN(47.3)	11.77	9.21	0.38	3.25	4.34	0.22	1.89	0.75	52.62	0.75	23.03	74.84	8.81	95.71	39.67	0.00	0.00	0.00
LSBK Lake Shore Bnp MHC of NY(43.7)	14.95	14.95	0.42	2.77	2.53	0.42	2.77	0.37	101.17	0.59	39.57	110.44	16.51	110.44	39.57	0.16	1.76	69.57
LEGC Legacy Bancorp, Inc. of MA	16.00	15.63	0.14	0.80	0.89	0.28	1.59	0.25	236.21	0.81	NM	94.14	15.06	96.36	NM	0.16	1.19	NM
LBCP Liberty Bancorp, Inc. of MO	15.06	15.06	0.63	3.95	3.87	0.57	3.57	1.07	73.24	1.28	25.85	100.57	15.15	100.57	28.65	0.10	0.94	24.39
LABC Louisiana Bancorp, Inc. of LA	33.92	33.92	0.99	4.40	3.92	0.99	4.40	NA	NA	2.30	25.49	75.07	25.46	75.07	25.49	0.00	0.00	0.00
MFBC MFB Corp. of Mishawaka IN(8)	8.04	7.28	0.64	8.00	7.12	0.55	6.83	1.08	90.46	1.30	14.04	110.53	8.89	122.14	16.45	0.76	2.20	30.89
MSBF MSB Fin Corp MHC of NJ (45.0)	15.17	15.17	0.55	3.62	2.93	0.55	3.62	0.83	39.42	0.40	34.11	123.39	18.71	123.39	34.11	0.12	1.26	42.86
MGYR Magyar Bancorp MHC of NJ(45.1)	10.18	10.18	0.15	1.44	1.14	0.15	1.44	1.90	45.20	0.97	NM	126.56	12.89	126.56	NM	0.00	0.00	0.00
MASB MassBank Corp. of Reading MA	13.15	13.02	0.89	6.88	4.83	0.85	6.57	0.02	714.58	0.71	20.69	142.18	18.69	143.60	21.69	1.16	3.22	66.67
MFLR Mayflower Bancorp, Inc. of MA	8.11	8.09	0.40	4.96	4.38	0.34	4.20	NA	NA	1.01	22.83	112.30	9.11	112.54	26.92	0.40	3.81	NM
EBSB Meridian Fn Serv MHC MA (45.0)	19.97	19.97	0.32	1.59	1.46	0.32	1.59	NA	NA	NA	NM	108.51	21.67	108.51	NM	0.00	0.00	0.00
CASH Meta Financial Group of IA	7.01	6.52	0.07	1.07	0.63	0.35	5.42	0.29	251.45	NA	NM	162.09	11.36	174.39	31.35	0.52	1.73	NM
MFSF MutualFirst Fin. Inc. of IN	9.08	7.50	0.42	4.61	7.23	0.43	4.71	0.80	108.65	1.00	13.83	63.66	5.78	77.06	13.54	0.60	4.62	63.83
NASB NASB Fin. Inc. of Grandview MO	9.92	9.72	1.00	10.02	7.07	0.38	3.80	0.63	78.80	0.61	14.14	145.18	14.40	148.07	37.26	0.90	3.26	46.15
NECB NE Comm Bncrp MHC of NY (45.0)	34.10	34.10	3.99	11.75	7.51	-0.18	-0.52	0.62	81.25	0.58	13.32	146.40	49.92	146.40	NM	0.12	1.00	13.33
NHTB NH Thrift Bancshares of NH	8.11	5.20	0.63	8.34	6.37	0.53	6.95	0.15	404.10	0.78	15.71	113.64	9.21	177.02	18.85	0.52	4.24	66.67
NVSL Naug Vlly Fin MHC of CT (43.2)	11.28	11.25	0.26	2.17	1.57	0.26	2.17	0.21	233.18	0.60	NM	139.07	15.69	139.47	NM	0.20	2.10	NM
NFSB Newport Bancorp, Inc. of RI	18.49	18.49	0.42	2.14	2.28	0.42	2.14	NA	NA	0.79	NM	94.72	17.52	94.72	NM	0.00	0.00	0.00
FFFD North Central Bancshares of IA	8.04	7.09	0.83	10.18	9.70	0.83	10.18	0.42	159.03	0.80	10.31	105.71	8.50	119.88	10.31	1.40	4.24	43.75
NFBK Northfield Bcp MHC of NY(45.0)	22.90	21.79	0.93	4.05	2.93	0.77	3.37	0.91	40.44	1.15	34.17	138.33	31.67	145.39	NM	0.00	0.00	0.00
NWSB Northwest Bcrp MHC of PA(37.9)	8.72	5.99	0.65	7.18	3.37	0.70	7.82	0.65	92.22	0.86	29.67	216.30	18.86	314.78	27.23	0.88	3.33	NM
OSHC Ocean Shr Hldg MHC of NJ(44.0)	10.35	10.35	0.44	4.03	3.00	0.44	4.03	0.06	685.98	0.46	33.33	134.59	13.93	134.59	33.33	0.00	0.00	0.00

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of January 25, 2008

Financial Institution	Key Financial Ratios: Equity/ Assets (%)	Tang. Equity/ Assets (%)	Reported Earnings: ROA(5) (%)	ROE(5) (%)	ROI(5) (%)	Core Earnings: ROA(5) (%)	ROE(5) (%)	Asset Quality Ratios: NPAs Assets (%)	Resvs/ NPAs (%)	Resvs/ Loans (%)	Pricing Ratios: Price/ Earning (X)	Price/ Book (%)	Price/ Assets (%)	Price/ Tang. Book (%)	Price/ Core Earnings (x)	Dividend Data(6): Ind. Div./ Share ($)	Divi- dend Yield (%)	Payout Ratio(7) (%)
NASDAQ Listed OTC Companies (continued)																		
OCFC OceanFirst Fin. Corp of NJ	6.38	6.38	-0.17	-2.69	-1.77	0.44	6.92	0.60	89.57	0.63	NM	158.14	10.09	158.14	21.99	0.80	5.05	NM
ONFC Oneida Financl MHC of NY(43.9)	11.42	6.45	0.81	6.59	5.43	0.83	6.73	0.03	NA	0.90	18.43	119.92	13.69	212.47	18.06	0.48	5.32	NM
ORIT Oritani Fin Cp MHC of NJ(32.0)	22.41	22.41	0.94	5.02	2.50	0.94	5.02	NA	NA	1.15	40.00	175.70	39.37	175.70	40.00	0.00	0.00	0.00
OSBK Osage Bancshares, Inc. of OK	26.43	26.43	0.70	2.66	2.77	0.70	2.66	0.05	717.86	0.43	36.15	96.11	25.41	96.11	36.15	0.34	3.62	NM
PSBH PSB Hldgs Inc MHC of CT (44.0)	10.40	8.78	0.41	3.85	3.24	0.41	3.85	0.31	115.73	0.75	30.83	119.20	12.40	141.22	30.83	0.28	3.03	NM
PVFC PVF Capital Corp. of Solon OH(8)	8.08	8.08	0.36	4.59	3.99	0.33	4.15	1.90	26.71	0.65	25.05	113.85	9.20	113.85	27.68	0.30	2.85	71.43
PBCI Pamrapo Bancorp, Inc. of NJ	9.42	9.42	0.77	8.35	6.39	0.77	8.35	0.75	62.78	0.73	15.66	131.24	12.36	131.24	15.66	0.92	5.94	NM
PFED Park Bancorp of Chicago IL	13.92	13.92	0.12	0.88	0.98	0.10	0.72	1.27	20.47	0.40	NM	89.23	12.42	89.23	NM	0.72	3.21	NM
PVSA Parkvale Financial Corp of PA	7.00	5.32	0.73	10.61	9.76	0.71	10.35	0.34	229.00	1.20	10.24	107.73	7.54	141.72	10.50	0.88	3.45	35.34
PBHC Pathfinder BC MHC of NY (36.3)	6.71	5.48	0.31	4.50	3.89	0.21	3.08	0.56	91.07	0.76	25.74	115.33	7.74	141.33	37.62	0.41	4.19	NM
PFDC Peoples Bancorp of Auburn IN	13.22	12.71	0.57	4.49	6.00	0.55	4.34	0.55	69.90	0.52	16.67	75.11	9.93	78.13	17.24	0.76	5.07	NM
PCBI Peoples Community Bcrp. of OH(8)	9.36	6.20	-0.42	-4.83	-6.17	-0.44	-5.05	1.23	80.35	1.58	NM	80.81	7.57	122.06	NM	0.00	0.00	NM
PBCT Peoples United Financial of CT	33.47	32.68	1.20	5.50	3.12	1.12	5.17	0.13	394.02	0.82	32.06	101.84	34.08	104.29	34.11	0.53	3.31	NM
PROV Provident Fin. Holdings of CA	7.85	7.85	0.40	5.17	7.62	0.17	2.21	1.20	75.31	1.11	13.12	70.87	5.57	70.87	30.70	0.72	4.99	65.45
PBNY Provident NY Bncrp, Inc. of NY	14.45	8.34	0.71	4.86	4.07	0.71	4.86	0.30	247.09	1.24	24.56	120.06	17.35	207.94	24.56	0.24	2.04	50.00
PBIP Prudential Bncp MHC PA (40.5)	17.07	17.07	0.73	4.07	2.36	0.73	4.07	0.10	135.01	0.46	NM	180.43	30.79	180.43	NM	0.20	1.57	66.67
PULB Pulaski Fin Cp of St. Louis MO	7.14	6.75	0.84	11.35	8.55	0.60	8.07	1.35	65.32	1.02	11.70	129.52	9.25	136.93	16.45	0.36	3.42	40.00
RPFG Rainier Pacific Fin Grp of WA	10.16	9.81	0.46	4.57	4.69	0.44	4.43	0.03	NA	1.29	21.33	97.75	9.93	101.20	22.03	0.26	1.93	41.27
RIVR River Valley Bancorp of IN	7.16	7.15	0.65	9.03	8.12	0.64	8.89	NA	NA	0.79	12.31	108.34	7.76	108.48	12.50	0.84	5.09	62.69
RVSB Riverview Bancorp, Inc. of WA	11.28	8.08	1.35	11.56	8.82	1.33	11.34	0.03	NA	1.30	11.34	137.74	15.53	192.11	11.56	0.44	3.77	42.72
RCKB Rockville Fin MHC of CT (44.8)	11.72	11.64	0.57	4.57	3.34	0.52	4.20	0.10	822.78	0.93	29.92	136.16	15.95	137.00	32.56	0.16	1.45	43.24
ROMA Roma Fin Corp MHC of NJ (31.0)	25.38	25.31	0.90	3.41	1.64	0.90	3.41	NA	NA	0.33	NM	217.55	55.21	218.17	NM	0.24	1.57	NM
ROME Rome Bancorp, Inc. of Rome NY	22.46	22.46	1.05	4.21	3.53	1.05	4.21	0.42	149.12	0.69	28.29	128.18	28.79	128.18	28.29	0.34	2.93	NM
SIFI SI Fin Gp Inc MHC of CT (41.3)	10.76	10.68	0.21	1.93	1.34	0.19	1.78	0.57	102.53	0.84	NM	143.98	15.49	145.06	NM	0.16	1.65	NM
SVBI Severn Bancorp, Inc. of MD	9.90	9.87	1.36	14.04	14.32	1.33	13.82	0.63	169.76	1.16	6.98	93.22	9.23	93.52	7.10	0.24	2.77	19.35
SUPR Superior Bancorp of AL	11.96	5.51	0.32	2.81	3.85	0.23	2.07	0.53	146.79	1.11	26.00	57.31	6.86	124.43	35.29	0.00	0.00	0.00
THRD TF Fin. Corp. of Newtown PA	10.09	9.41	0.77	7.62	8.14	0.74	7.40	0.75	57.40	0.55	12.29	91.70	9.25	98.30	12.64	0.80	3.64	44.69
TFSL TFS Fin Corp MHC of OH (31.7)	19.33	19.24	0.27	1.77	0.71	0.24	1.55	1.07	22.28	0.31	NM	189.30	36.60	190.25	NM	0.00	0.00	0.00
TONE TierOne Corp. of Lincoln NE(8)	10.25	8.86	0.49	4.68	4.89	0.47	4.48	2.23	55.56	1.95	20.45	94.58	9.69	109.44	21.37	0.32	1.68	34.41
TSBK Timberland Bancorp, Inc. of WA	11.57	10.49	1.33	10.66	9.26	1.29	10.30	0.17	431.33	0.92	10.80	118.18	13.67	130.27	11.18	0.44	3.45	37.29
TRST TrustCo Bank Corp NY of NY	7.03	7.01	1.26	17.36	5.56	1.26	17.36	0.28	374.72	1.82	18.00	311.54	21.91	312.54	18.00	0.64	6.58	NM
UCBA United Comm Bncp MHC IN (43.8)	16.20	16.20	0.43	2.53	1.83	0.20	1.20	0.86	81.68	1.25	NM	141.47	22.92	141.47	NM	0.32	3.09	NM
UCFC United Community Fin. of OH	10.09	8.82	0.62	6.05	9.64	0.54	5.29	3.10	23.10	1.02	10.38	63.08	6.37	72.17	11.86	0.38	6.54	67.86
UBNK United Financial Bncrp of MA	19.49	19.46	0.43	2.23	2.55	0.43	2.23	0.29	259.79	0.93	39.21	87.28	17.02	87.42	39.21	0.23	2.09	NM
UWBK United Western Bncp, Inc of CO	5.45	5.45	0.52	9.90	7.94	0.56	10.76	0.66	68.32	0.79	12.60	122.01	6.65	122.01	11.60	0.24	1.27	16.00
VPFG ViewPoint Finl MHC of TX(45.4)	12.99	12.94	0.37	2.78	1.53	0.36	2.66	0.25	153.08	0.66	NM	182.93	23.76	183.60	NM	0.24	1.60	NM
WSB WSB Holdings, Inc. of Bowie MD	14.58	14.58	0.49	3.40	4.87	0.40	2.79	NA	NA	1.94	20.54	68.78	10.03	68.78	25.00	0.16	2.78	57.14
WSFS WSFS Financial Corp. of DE	6.59	6.54	0.99	14.53	10.08	1.01	14.82	0.16	605.06	1.32	9.92	145.22	9.56	146.24	9.72	0.40	0.84	8.30
WVFC WVS Financial Corp. of PA	6.90	6.90	0.80	11.61	9.78	0.80	11.61	0.30	81.76	1.60	10.22	118.61	8.19	118.61	10.22	0.64	3.94	40.25
WFSL Washington Federal, Inc. of WA	12.82	11.77	1.39	10.44	6.88	1.39	10.44	0.12	233.66	0.35	14.53	148.44	19.03	161.63	14.53	0.84	3.76	54.55
WAUW Wauwatosa Hlds MHC of WI(29.1)	12.05	12.05	0.21	1.53	0.90	0.13	0.97	3.07	18.94	0.83	NM	189.44	22.82	189.44	NM	0.00	0.00	0.00
WAYN Wayne Savings Bancshares of OH	8.54	7.95	0.53	6.27	6.06	0.54	6.36	0.16	240.95	0.65	16.51	103.03	8.80	110.64	16.28	0.48	4.27	70.59
WFD Westfield Fin. Inc. of MA	27.75	27.75	0.75	2.86	2.28	0.75	2.86	0.10	563.46	1.42	NM	111.14	30.84	111.14	NM	0.20	1.98	NM
WFBC Willow Financial Bcp Inc of PA	13.10	6.18	0.50	3.73	6.05	0.48	3.58	0.25	317.06	1.12	16.52	62.01	8.13	131.53	17.21	0.46	5.57	NM

EXHIBIT 2

Core Earnings Analysis

RP® Financial, LC.

Core Earnings Analysis
Comparable Institution Analysis
For the 12 Months Ended September 30, 2007

Comparable Group		Net Income to Common	Less: Net Gains (Loss)	Tax Effect @ 34%	Less: Extraordinary Items	Estimated Core Income to Common	Shares	Estimated Core EPS

		($000)	($000)	($000)	($000)	($000)	(000)	($)

BFSB	Brooklyn Federal MHC of NY (31.0)	$3,847	($253)	$86	$0	$3,680	13,311	$0.28
CSBK	Clifton Savings Bncrp MHC of NJ (41.0) (1)	$1,052	$0	$0	$0	$1,052	27,890	$0.08
COBK	Colonial Bank MHC of NJ (44.9)	$1,469	($51)	$17	$0	$1,435	4,433	$0.32
FXCB	Fox Chase Bancorp MHC of PA (44.5)	$3,615	$687	($234)	$0	$4,068	14,680	$0.28
LSBK	Lake Shore Bancorp MHC of NY (43.7)	$1,519	$0	$0	$0	$1,519	6,464	$0.23
MGYR	Magyar Bancorp MHC of NJ (45.1)	$717	($24)	$8	$0	$701	5,791	$0.12
OSHC	Ocean Shore Holding MHC of NJ (44.0)	$2,507	$0	$0	$0	$2,507	8,408	$0.30
ONFC	Oneida Financial MHC of NY (43.9)	$3,841	$77	($26)	$0	$3,892	7,788	$0.50
PBIP	Prudential Bancorp MHC PA (40.5)	$3,398	$0	$0	$0	$3,398	11,478	$0.30
ROMA	Roma Financial Corp MHC of NJ (31.0)	$7,830	($2)	$1	$0	$7,829	31,750	$0.25

(1)	Figures are for two quarters of financial data, EPS figures are annualized.

Source:

Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2008 by RP® Financial, LC.

EXHIBIT 3

Pro Forma Analysis Sheet – Fully Converted Basis

Exhibit 3
PRO FORMA ANALYSIS SHEET
Malvern Federal Savings Bank
Prices as of January 25, 2008

					Peer Group				Pennsylvania Companies				All Publicly-Traded

Price Multiple		Symbol	Subject (1)		Average		Median		Average		Median		Average		Median

Price-earnings ratio (x)		P/E	30.21	x	27.73	x	29.26	x	15.89	x	14.18	x	19.66	x	18.00	x
Price-core earnings ratio (x)		P/Core	30.54	x	27.55	x	28.82	x	17.08	x	16.37	x	20.92	x	20.21	x
Price-book ratio (%)	=	P/B	64.39%		84.26%		81.52%		91.14%		98.33%		110.01%		102.92%
Price-tangible book ratio (%)	=	P/TB	64.39%		87.20%		86.73%		115.97%		110.34%		123.89%		116.40%
Price-assets ratio (%)	=	P/A	10.58%		21.58%		17.28%		9.59%		7.54%		14.42%		11.64%

Valuation Parameters

Pre-Conversion Earnings (Y)	$1,960,000	ESOP Stock Purchases (E)	8.00	% (5)
Pre-Conversion Earnings (CY)	$1,938,000	Cost of ESOP Borrowings (S)	0.00	% (4)
Pre-Conversion Book Value (B)	$44,696,000	ESOP Amortization (T)	15.00	years
Pre-Conv. Tang. Book Val. (TB)	$44,696,000	RRP Amount (M)	4.00%
Pre-Conversion Assets (A)	$542,205,000	RRP Vesting (N)	5.00	years (5)
Reinvestment Rate (2)(R)	3.34%	Foundation (F)	2.00%
Est. Conversion Expenses (3)(X)	2.50%	Tax Benefit (Z)	485,100
Tax Rate (TAX)	38.50%	Percentage Sold (PCT)	100.00%
		Option (O1)	10.00	% (6)
		Estimated Option Value (O2)	38.60	% (6)
		Option vesting (O3)	5.00	(6)
		Option pct taxable (O4)	25.00	% (6)

Calculation of Pro Forma Value After Conversion

1.	V=	P/E * (Y)	V=	$63,000,000

		1 - P/E * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

2.	V=	P/Core * (Y)	V=	$63,000,000

		1 - P/core * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

3.	V=	P/B * (B+Z)	V=	$63,000,000

		1 - P/B * PCT * (1-X-E-M-F)

4.	V=	P/TB * (TB+Z)	V=	$63,000,000

		1 - P/TB * PCT * (1-X-E-M-F)

5.	V=	P/A * (A+Z)	V=	$63,000,000

		1 - P/A * PCT * (1-X-E-M-F)

Conclusion	Shares Issued To the Public	Price Per Share	Gross Offering Proceeds	Shares Issued To Foundation	Total Shares Issued	Aggregate Market Value of Shares Issued

Supermaximum	8,165,115	10.00	$81,651,155	166,635	8,331,750	$83,317,500
Maximum	7,100,100	10.00	71,001,000	144,900	7,245,000	72,450,000
Midpoint	6,174,000	10.00	61,740,000	126,000	6,300,000	63,000,000
Minimum	5,247,900	10.00	52,479,000	107,100	5,355,000	53,550,000

(1)	Pricing ratios shown reflect the midpoint value.

(2)	Net return reflects a reinvestment rate of 3.34 percent and a tax rate of 38.5 percent.

(3)	Offering expenses shown at estimated midpoint value.

(4)	No cost is applicable since holding company will fund the ESOP loan.

(5)	ESOP and MRP amortize over 15 years and 5 years, respectively; amortization expenses tax effected at 38.5 percent.

(6)

10 percent option plan with an estimated Black-Scholes valuation of 38.60 percent of the exercise price, including a 5 year vesting with 25 percent of the options (granted to directors) tax effected at 38.5 percent.

EXHIBIT 4

Pro Forma Effect of Conversion Proceeds – Fully Converted Basis

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Minimum

1.	Pro Forma Market Capitalization	$53,550,000
	Less: Foundation Shares	1,071,000

2.	Offering Proceeds	$52,479,000
	Less: Estimated Offering Expenses	1,311,975

	Net Conversion Proceeds	$51,167,025

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$51,167,025
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	6,426,000

	Net Proceeds Reinvested	$44,741,025
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$919,025
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	175,644
	Less: Amortization of Options (4)	373,616
	Less: Recognition Plan Vesting (5)	263,466

	Net Earnings Impact	$106,300

4.	Pro Forma Earnings

			Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)		$1,960,000	$106,300	$2,066,300
	12 Months ended December 31, 2007 (core)		$1,938,000	$106,300	$2,044,300

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,696,000	$44,741,025	$412,335	$89,849,360
	December 31, 2007 (Tangible)	$44,696,000	$44,741,025	$412,335	$89,849,360

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,205,000	$44,741,025	$412,335	$587,358,360

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Midpoint

1.	Pro Forma Market Capitalization	$63,000,000
	Less: Foundation Shares	1,260,000

2.	Offering Proceeds	$61,740,000
	Less: Estimated Offering Expenses	1,543,500

	Net Conversion Proceeds	$60,196,500

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$60,196,500
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	7,560,000

	Net Proceeds Reinvested	$52,636,500
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$1,081,206
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	206,640
	Less: Amortization of Options (4)	439,548
	Less: Recognition Plan Vesting (5)	309,960

	Net Earnings Impact	$125,058

4.	Pro Forma Earnings
			Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)		$1,960,000	$125,058	$2,085,058
	12 Months ended December 31, 2007 (core)		$1,938,000	$125,058	$2,063,058

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,696,000	$52,636,500	$485,100	$97,817,600
	December 31, 2007 (Tangible)	$44,696,000	$52,636,500	$485,100	$97,817,600

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,205,000	$52,636,500	$485,100	$595,326,600

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Maximum Value

1.	Pro Forma Market Capitalization	$72,450,000
	Less: Foundation Shares	1,449,000

2.	Offering Proceeds	$71,001,000
	Less: Estimated Offering Expenses	1,775,025

	Net Conversion Proceeds	$69,225,975

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$69,225,975
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	8,694,000

	Net Proceeds Reinvested	$60,531,975
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$1,243,387
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	237,636
	Less: Amortization of Options (4)	505,480
	Less: Recognition Plan Vesting (5)	356,454

	Net Earnings Impact	$143,817

4.	Pro Forma Earnings

			Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)		$1,960,000	$143,817	$2,103,817
	12 Months ended December 31, 2007 (core)		$1,938,000	$143,817	$2,081,817

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,696,000	$60,531,975	$557,865	$105,785,840
	December 31, 2007 (Tangible)	$44,696,000	$60,531,975	$557,865	$105,785,840

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,205,000	$60,531,975	$557,865	$603,294,840

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Supermaximum Value

1.	Pro Forma Market Capitalization	$83,317,500
	Less: Foundation Shares	1,666,350

2.	Offering Proceeds	$81,651,155
	Less: Estimated Offering Expenses	2,041,279

	Net Conversion Proceeds	$79,609,876

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$79,609,876
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	9,998,100

	Net Proceeds Reinvested	$69,611,776
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$1,429,895
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	273,281
	Less: Amortization of Options (4)	581,302
	Less: Recognition Plan Vesting (5)	409,922

	Net Earnings Impact	$165,390

4.	Pro Forma Earnings

		Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)	$1,960,000	$165,390	$2,125,390
	12 Months ended December 31, 2007 (core)	$1,938,000	$165,390	$2,103,390

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,696,000	$69,611,776	$641,545	$114,949,321
	December 31, 2007 (Tangible)	$44,696,000	$69,611,776	$641,545	$114,949,321

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,205,000	$69,611,776	$641,545	$612,458,321

(1)	Includes ESOP and RRP stock purchases equal to 8.0 and 4.0 percent of total shares issued, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assumes 25 percent is taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

EXHIBIT 5

Pro Forma Analysis Sheet – Minority Stock Offering

EXHIBIT 5
PRO FORMA ANALYSIS SHEET
Malvern Federal Savings Bank
January 25, 2008

					Peer Group				Pennsylvania Companies				All Publicly-Traded

Price Multiple		Symbol	Subject (1)		Average		Median		Average		Median		Average		Median

Price-earnings ratio (x)		P/E	32.42	x	30.63	x	32.27	x	15.89	x	14.18	x	19.66	x	18.00	x
Price-core earnings ratio (x)		P/Core	32.79	x	32.31	x	33.33	x	17.08	x	16.37	x	20.92	x	20.21	x
Price-book ratio (%)	=	P/B	93.81%		149.18%		130.58%		91.14%		98.33%		110.01%		102.92%
Price-tangible book ratio (%)	=	P/TB	93.81%		158.49%		145.71%		115.97%		110.34%		123.89%		116.40%
Price-assets ratio (%)	=	P/A	11.16%		25.31%		18.84%		9.59%		7.54%		14.42%		11.64%

Valuation Parameters

Pre-Conversion Earnings (Y)	$1,958,000	ESOP Stock Purchases (E)	8.71	% (5)
Pre-Conversion Earnings (CY)	$1,936,000	Cost of ESOP Borrowings (S)	0.00	% (4)
Pre-Conversion Book Value (B)	$44,596,000	ESOP Amortization (T)	15.00	years
Pre-Conv. Tang. Book Value (TB)	$44,596,000	MRP Amount (M)	4.36%
Pre-Conversion Assets (A)	$542,105,000	MRP Vesting (N)	5.00	years (5)
Reinvestment Rate(R)(2)	3.34%	Foundation (F)	4.65%
Est. Conversion Expenses (X)(3)	4.75%	Tax Benefit (Z)	485,100
Tax Rate (TAX)	38.50%	Percentage Sold (PCT)	45.00%
		Option (O1)	10.89	% (6)
		Estimated Option Value (O2)	38.60	% (6)
		Option vesting (O3)	5.00	(6)
		Option pct taxable (O4)	25.00	% (6)

Calculation of Pro Forma Value After Conversion

1.	V=	P/E * (Y)	V=	$63,000,000

		1 - P/E * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

2.	V=	P/Core * (Y)	V=	$63,000,000

		1 - P/core * PCT * ((1-X-E-M-F)*R*(1-TAX) - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

3.	V=	P/B * (B+Z)	V=	$63,000,000

		1 - P/B * PCT * (1-X-E-M-F)

4.	V=	P/TB * (TB+Z)	V=	$63,000,000

		1 - P/TB * PCT * (1-X-E-M-F)

5.	V=	P/A * (A+Z)	V=	$63,000,000

		1 - P/A * PCT * (1-X-E-M-F)

Conclusion	Shares Owned by The MHC	Shares Issued To the Public	Price Per Share	Gross Offering Proceeds	Shares Issued to Foundation	Total Shares Issued Publicly	Aggregate Market Value of Shares Issued Publicly	Full Value Total Shares

Supermaximum	4,582,462	3,582,653	10.00	$35,826,530	166,635	3,749,288	$37,492,880	8,331,750
Maximum	3,984,750	3,115,350	10.00	$31,153,500	144,900	3,260,250	32,602,500	7,245,000
Midpoint	3,465,000	2,709,000	10.00	$27,090,000	126,000	2,835,000	28,350,000	6,300,000
Minimum	2,945,250	2,302,650	10.00	$23,026,500	107,100	2,409,750	24,097,500	5,355,000

(1)	Pricing ratios shown reflect the midpoint value.

(2)	Net return reflects a reinvestment rate of 3.34 percent, and a tax rate of 38.5 percent.

(3)	Offering expenses shown at estimated midpoint value.

(4)	No cost is applicable since holding company will fund the ESOP loan.

(5)	ESOP and RRP amortize over 15 years and 5 years, respectively; amortization expenses tax effected at 38.5 percent.

(6)

Option plan with an estimated Black-Scholes valuation of 38.60 percent of the exercise price, including a 5 year vesting with 25 percent of the options (granted to directors) tax effected at 38.5 percent.

EXHIBIT 6

Pro Forma Effect of Stock Proceeds – Minority Stock Offering

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Minimum

1.	Pro Forma Market Capitalization	$24,097,500
	Less: Foundation Shares	1,071,000

2.	Offering Proceeds	$23,026,500
	Less: Estimated Offering Expenses	1,249,648

	Net Conversion Proceeds	$21,776,852

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$21,776,852
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	3,148,740

	Net Proceeds Reinvested	$18,628,112
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$382,640
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	86,066
	Less: Amortization of Options (4)	183,072
	Less: Recognition Plan Vesting (5)	129,098

	Net Earnings Impact	($15,596)

4.	Pro Forma Earnings
		Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)	$1,958,000	($15,596)	$1,942,404
	12 Months ended December 31, 2007 (core)	$1,936,000	($15,596)	$1,920,404

5.	Pro Forma Net Worth
		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,596,000	$18,628,112	$412,335	$63,636,447
	December 31, 2007 (Tangible)	$44,596,000	$18,628,112	$412,335	$63,636,447

6.	Pro Forma Assets
		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,105,000	$18,628,112	$412,335	$561,145,447

(1)	Includes ESOP and MRP stock purchases equal to 8.71 percent and 4.36 percent of the public shares, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25 percent taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Midpoint

1.	Pro Forma Market Capitalization	$28,350,000
	Less: Foundation Shares	1,260,000

2.	Offering Proceeds	$27,090,000
	Less: Estimated Offering Expenses	1,286,579

	Net Conversion Proceeds	$25,803,421

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$25,803,421
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	3,704,400

	Net Proceeds Reinvested	$22,099,021
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$453,936
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	101,254
	Less: Amortization of Options (4)	215,378
	Less: Recognition Plan Vesting (5)	151,880

	Net Earnings Impact	($14,576)

4.	Pro Forma Earnings

		Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)	$1,958,000	($14,576)	$1,943,424
	12 Months ended December 31, 2007 (core)	$1,936,000	($14,576)	$1,921,424

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,596,000	$22,099,021	$485,100	$67,180,121
	December 31, 2007 (Tangible)	$44,596,000	$22,099,021	$485,100	$67,180,121

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,105,000	$22,099,021	$485,100	$564,689,121

(1)	Includes ESOP and MRP stock purchases equal to 8.71 percent and 4.36 percent of the public shares, respectively.
(2)	ESOP stock purchases are internally financed by a loan from the holding company.
(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.
(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25 percent taxable.
(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Maximum

1.	Pro Forma Market Capitalization	$32,602,500
	Less: Foundation Shares	1,449,000

2.	Offering Proceeds	$31,153,500
	Less: Estimated Offering Expenses	1,323,510

	Net Conversion Proceeds	$29,829,990

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$29,829,990
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	4,260,060

	Net Proceeds Reinvested	$25,569,930
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$525,232
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	116,442
	Less: Amortization of Options (4)	247,685
	Less: Recognition Plan Vesting (5)	174,662

	Net Earnings Impact	($13,557)

4.	Pro Forma Earnings

		Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)	$1,958,000	($13,557)	$1,944,443
	12 Months ended December 31, 2007 (core)	$1,936,000	($13,557)	$1,922,443

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,596,000	$25,569,930	$557,865	$70,723,795
	December 31, 2007 (Tangible)	$44,596,000	$25,569,930	$557,865	$70,723,795

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,105,000	$25,569,930	$557,865	$568,232,795

(1)	Includes ESOP and MRP stock purchases equal to 8.71 percent and 4.36 percent of the public shares, respectively.
(2)	ESOP stock purchases are internally financed by a loan from the holding company.
(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.
(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25 percent taxable.
(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

Exhibit 6
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Malvern Federal Savings Bank
At the Supermaximum Value

1.	Pro Forma Market Capitalization	$37,492,880
	Less: Foundation Shares	1,666,350

2.	Offering Proceeds	$35,826,530
	Less: Estimated Offering Expenses	1,365,980

	Net Conversion Proceeds	$34,460,550

3.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$34,460,550
	Less: Cash Contribution to Foundation	0
	Less: Non-Cash Stock Purchases (1)	4,899,070

	Net Proceeds Reinvested	$29,561,480
	Estimated net incremental rate of return	2.05%

	Reinvestment Income	$607,222
	Less: Estimated cost of ESOP borrowings (2)	0
	Less: Amortization of ESOP borrowings (3)	133,908
	Less: Amortization of Options (4)	284,838
	Less: Recognition Plan Vesting (5)	200,862

	Net Earnings Impact	($12,385)

4.	Pro Forma Earnings

			Before Conversion	Net Earnings Increase	After Conversion

	12 Months ended December 31, 2007 (reported)		$1,958,000	($12,385)	$1,945,615
	12 Months ended December 31, 2007 (core)		$1,936,000	($12,385)	$1,923,615

5.	Pro Forma Net Worth

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$44,596,000	$29,561,480	$641,545	$74,799,025
	December 31, 2007 (Tangible)	$44,596,000	$29,561,480	$641,545	$74,799,025

6.	Pro Forma Assets

		Before Conversion	Net Cash Proceeds	Tax Benefit Of Contribution	After Conversion

	December 31, 2007	$542,105,000	$29,561,480	$641,545	$572,308,025

(1)	Includes ESOP and MRP stock purchases equal to 8.71 percent and 4.36 percent of the public shares, respectively.

(2)	ESOP stock purchases are internally financed by a loan from the holding company.

(3)	ESOP borrowings are amortized over 15 years, amortization expense is tax-effected at a 38.5 percent rate.

(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25 percent taxable.

(5)	RRP is amortized over 5 years, and amortization expense is tax effected at 38.5 percent.

EXHIBIT 7

Firm Qualifications Statement

RP® FINANCIAL, LC.

Celebrating 20 Years of Financial Advisory Services

FIRM QUALIFICATION STATEMENT

RP® Financial provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide. We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements. Our staff maintains extensive background in financial and management consulting, valuation and investment banking. Our clients include commercial banks, thrifts, credit unions, mortgage companies and other financial services companies.

STRATEGIC PLANNING SERVICES

RP® Financial’s strategic planning services are designed to provide effective feasible plans with quantifiable results. We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives. Such services involve conducting situation analyses; establishing mission/vision statements, strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues. Strategic recommendations typically focus on: capital formation and management, asset/liability targets, profitability, return on equity and stock pricing. Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES

RP® Financial’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses and supporting the implementation of post-acquisition strategies. Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP® Financial’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES

RP® Financial’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, insurance company demutualizations, ESOPs, subsidiary companies, purchase accounting and other purposes. We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards. RP® Financial is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES

RP® Financial offers other consulting services including branching and diversification strategies, feasibility studies and special research. We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis. Our other consulting services are aided by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (27)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (24)	(703) 647-6546	wpommerening@rpfinancial.com
Gregory E. Dunn, Director (25)	(703) 647-6548	gdunn@rpfinancial.com
James P. Hennessey, Director (22)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (21)	(703) 647-6549	joren@rpfinancial.com
Timothy M. Biddle, Senior Vice President (18)	(703) 647-6552	tbiddle@rpfinancial.com

Washington Headquarters
Rosslyn Center	Telephone: (703) 528-1700
1700 North Moore Street, Suite 2210	Fax No.: (703) 528-1788
Arlington, VA 22209	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com